UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Brian D. Bullard

SMALLCAP World Fund, Inc.

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund® Annual report for the year ended September 30, 2019

We believe small
companies around
the world can provide
opportunities for
investors

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

15	Financial statements

42	Board of directors and other officers

Fellow investors:

SMALLCAP World Fund saw a small negative return for the fiscal year ended September 30, 2019, a difficult period for investment in global and small-capitalization equities due to a variety of economic and geopolitical concerns.

For the full 12-month period, the fund declined 1.37%. The fund’s results reflect a capital gains distribution of just over $3.31 a share.

By way of comparison, the MSCI All Country World Small Cap Index, an unmanaged index of global small-cap equities that does not include fees or expenses, declined 5.45%. The fund’s peer group, as measured by the Lipper Global Small-/Mid-Cap Funds Average, lost 4.62%. As you can see in the table below, the fund has maintained a track record of surpassing both benchmark measures over longer periods.

The year in review

The fiscal period began with a sharp decline in equity markets around the world, with the U.S. nearly falling into what’s traditionally considered a bear market (a loss of 20% or more on a major market index from its peak). Markets then recovered steadily through the first several months of calendar 2019 before seeing increased volatility through the summer and early autumn.

U.S. gross domestic product grew 3.1% in the first quarter of calendar 2019, with growth slipping to 2.0% in the second quarter. The nation’s unemployment rate dipped to 3.5% in September, marking a new low for the current economic cycle.

Overseas, the European nations in the eurozone saw GDP growth of just 0.4% in the first quarter and 0.2% in the second quarter, with slower growth in Germany

Results at a glance

For periods ended September 30, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)

SMALLCAP World Fund (Class A shares)	–1.37%	8.52%	10.18%	9.51%
MSCI All Country World Small Cap Index*	–5.45	6.24	9.12	7.89
Lipper Global Small-/Mid-Cap Funds Average†	–4.62	6.31	9.20	8.73

*	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.

SMALLCAP World Fund	1

and the United Kingdom’s pending exit from the European Union potential factors there. Japan’s GDP grew at an 0.3% rate in the second quarter, while China’s economic growth, according to official government measures, was 6.2% for the second quarter, marking a slow but steady decline from its peak of 6.8% in the first quarter of 2018.

Thus, the overall picture of the global economy is still generally a positive one, though it’s evident that growth rates around the world have slowed. Given that the last global recession started a decade ago, this isn’t unreasonable. However, we saw over the past year that the equity markets remain susceptible to shifts in sentiment and geopolitical events, and this may be the case going forward as well.

How the fund responded

SMALLCAP World Fund is committed to Capital Group’s long-term approach to investing, fueled by deep fundamental research into companies around the world. Over the past year, we’ve committed even more resources toward the kind of research that has brought the fund it’s record of strong long-term returns, and we believe the results were reflected this year.

Top holding Insulet, one of the companies at the forefront of diabetes management, is a strong example of our research efforts, as it’s been in SMALLCAP’s portfolio for several years. It returned 55.7% for the fund’s fiscal year. Nine of the fund’s top ten holdings saw positive returns for the year, led by Notre Dame Intermedica Participacoes, which gained just under 100%. Detractors included seventh-largest holding Molina Healthcare, which declined 26.2%.

Overall, holdings in information technology and industrials equities aided the fund’s absolute returns, as well as relative to the fund’s benchmark index. Holdings in utilities, materials and real estate weighed against relative returns.

Geographically, U.S. holdings were additive to the fund’s returns, relative to the index. Emerging markets equities likewise helped the fund’s returns for the period, as did a wide variety of European holdings.

The fund held roughly 8% of the portfolio in cash and other short-term assets, less liabilities at the end of the 12-month period, down from 10.3% the year prior. Holding cash remains an important part of many portfolio managers’ strategies, allowing them to mitigate the effects of market volatility while allowing them to make investments in a timely manner when opportunities arise.

The road ahead

We are more than a decade removed from the last significant and sustained down market in equities, with global markets generally continuing to produce positive returns for investors. The nature of market cycles likely has not changed, however, and it’s reasonable to expect that a market downturn, and an economic recession, will occur in the future.

The fund’s portfolio managers have a diversity of opinion as to the timing, duration and severity of any potential downturn. That said, there are reasons to remain positive about global growth opportunities, and it’s possible that economic growth, albeit slower, may

Where the fund’s assets are invested (by country of domicile)

	As of September 30, 2019	Percent of net assets
■	United States	45.2%
■	Europe	22.4
■	Asia & Pacific Basin	18.3
■	Other (including Canada & Latin America)	6.0
■	Short-term securities & other assets less liabilities	8.1

	As of September 30, 2018	Percent of net assets
■	United States	46.1%
■	Europe	20.5
■	Asia & Pacific Basin	17.7
■	Other (including Canada & Latin America)	5.4
■	Short-term securities & other assets less liabilities	10.3

Largest equity holdings

Percent of net assets
Insulet	1.7%
RingCentral	1.4
Kotak Mahindra Bank	1.0
MongoDB	.9
WiseTech Global	.7
Notre Dame Intermedica Participacoes	.7
Molina Healthcare	.7
Allakos	.7
Paycom Software	.7
Alteryx	.7

2	SMALLCAP World Fund

continue through the coming fiscal year. However, there is always the potential for disruptions, whether they are economic or a shift in sentiment due to political or social change.

The fund’s managers continue to seek out companies with the potential to disrupt industries and make an outsized impact, thus creating the potential for long-term results on behalf of our shareholders. We will continue to invest heavily in our research capabilities. While we will certainly monitor current events and market conditions, we believe our long-term focus has fueled the results reviewed here.

We thank you for your continued support of SMALLCAP World Fund, and look forward to reporting to you again in six months.

Cordially,

Julian N. Abdey
Co-President

Jonathan Knowles
Co-President

Gregory W. Wendt
Co-President

November 7, 2019

For current information about the fund, visit capitalgroup.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at SMALLCAP World Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	49%	52%
■	Canada	3	3
■	Europe	23	20
■	Japan	6	11
■	Asia-Pacific ex. Japan	3	4
■	Emerging markets	16	10
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	47%	45%
■	Canada	3	3
■	Europe	18	18
■	Japan	6	10
■	Asia-Pacific ex. Japan	2	4
■	Emerging markets	24	20
	Total	100%	100%

Compared with the MSCI ACWI Small Cap Index as a percent of net assets. Source: MSCI.

All figures include convertible securities.

SMALLCAP World Fund source: Capital Group (as of September 30, 2019).

SMALLCAP World Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2019)*

	1 year	5 years	10 years
Class A shares	–7.04%	7.24%	9.52%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 1.08% for Class A shares as of the prospectus dated December 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

$140,000
100,000
60,000
20,000
10,000
7,000

Year ended September 30	1990[4]	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
Value at year-end	$8,288	11,307	11,640	15,418	16,744	19,856	22,877	28,689	22,749	32,172	44,532
SCWF total return	(17.1)%	36.4	2.9	32.5	8.6	18.6	15.2	25.4	(20.7)	41.4	38.4

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

4	SMALLCAP World Fund

How a $10,000 investment has grown

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2019, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $136,420 even after deducting the maximum 5.75% sales charge.

SMALLCAP World Fund	5

Summary investment portfolio September 30, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	45.24%
Eurozone*	9.07
United Kingdom	6.56
Japan	5.19
India	4.70
Sweden	2.67
China	2.66
Brazil	2.34
Canada	2.32
Other countries	11.15
Short-term securities & other assets less liabilities	8.10

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

Common stocks 91.11%	Shares	Value (000)
Information technology 20.10%
RingCentral, Inc., Class A1	4,741,200	$595,778
MongoDB, Inc., Class A1,2	3,110,992	374,812
WiseTech Global Ltd.	13,804,451	323,590
Paycom Software, Inc.[1]	1,433,494	300,303
Alteryx, Inc., Class A1	2,747,200	295,132
Network International Holdings PLC[1,3]	34,351,542	225,968
DocuSign, Inc.[1]	3,621,737	224,258
Cree, Inc.[1]	4,484,130	219,722
SimCorp AS3	2,199,151	193,109
EPAM Systems, Inc.[1]	881,200	160,660
Square, Inc., Class A1	2,274,730	140,920
Ceridian HCM Holding Inc.[1]	2,851,343	140,771
Smartsheet Inc., Class A1	3,905,000	140,697
Net One Systems Co., Ltd.[3]	5,194,958	139,958
Other securities		5,357,764
		8,833,442

Health care 16.97%
Insulet Corp.[1,3]	4,456,019	734,931
Notre Dame Intermédica Participações SA	24,624,949	321,521
Molina Healthcare, Inc.[1]	2,841,997	311,824
Allakos Inc.[1,2,3]	3,859,959	303,509
NovoCure Ltd.[1]	3,580,597	267,757
Haemonetics Corp.[1]	1,974,000	249,000
GW Pharmaceuticals PLC (ADR)[1,3]	1,915,345	220,322
CONMED Corp.[3]	2,258,462	217,151
Bluebird Bio, Inc.[1]	2,061,720	189,307
Natera, Inc.[1,3]	4,770,580	156,475
Integra LifeSciences Holdings Corp.[1]	2,589,805	155,570
Allogene Therapeutics, Inc.[1,2]	5,440,264	148,274
Other securities		4,184,723
		7,460,364

Industrials 15.15%
IMCD NV3	3,332,269	246,432
VARTA AG, non-registered shares[1,3]	2,493,496	245,960
MonotaRO Co., Ltd.	8,596,900	224,692
Nihon M&A Center Inc.	7,044,180	198,051
Spirax-Sarco Engineering PLC	2,028,028	195,620
BELIMO Holding AG3	33,323	183,301
Rheinmetall AG	1,443,999	182,650
Aalberts NV, non-registered shares	4,109,100	162,846
NIBE Industrier AB, Class B	12,762,000	161,858

6	SMALLCAP World Fund

	Shares	Value (000)
BWX Technologies, Inc.	2,723,350	$155,803
Rexnord Corp.[1,3]	5,708,000	154,401
Aerojet Rocketdyne Holdings, Inc.[1]	2,958,046	149,411
IDEX Corp.	875,000	143,395
Marel hf., non-registered shares (ISK denominated)	30,060,697	137,383
Marel hf., non-registered shares (EUR denominated)[1]	1,166,667	5,341
Bravida Holding AB3	16,173,198	141,868
Harmonic Drive Systems Inc.[2]	3,215,500	139,772
Other securities		3,829,359
		6,658,143

Consumer discretionary 15.11%
Takeaway.com NV1	3,038,700	242,441
Floor & Decor Holdings, Inc., Class A1	4,297,800	219,832
Dollarama Inc.	6,015,000	215,339
Ocado Group PLC[1]	13,103,000	213,065
frontdoor, inc.[1,3]	4,379,000	212,688
ServiceMaster Global Holdings, Inc.[1]	3,459,000	193,358
Evolution Gaming Group AB	8,937,960	175,780
TopBuild Corp.[1,3]	1,783,600	171,993
Trainline PLC[1,3]	33,352,068	171,824
Helen of Troy Ltd.[1]	983,400	155,043
Five Below, Inc.[1]	1,124,402	141,787
Mattel, Inc.[1,2]	12,260,000	139,641
Wyndham Hotels & Resorts, Inc.	2,690,300	139,196
Other securities		4,247,041
		6,639,028

Financials 9.26%
Kotak Mahindra Bank Ltd.	18,292,040	424,451
RenaissanceRe Holdings Ltd.	1,058,600	204,786
Bajaj Finance Ltd.	3,257,000	185,949
Essent Group Ltd.	3,797,535	181,029
MarketAxess Holdings Inc.	431,800	141,415
Cannae Holdings, Inc.[1,3]	5,137,578	141,129
Other securities		2,793,016
		4,071,775

Consumer staples 4.01%
Emmi AG3	317,072	258,601
Raia Drogasil SA, ordinary nominative	7,661,392	176,666
Other securities		1,327,616
		1,762,883

Communication services 3.36%
Iridium Communications Inc.[1,3]	6,801,932	144,745
Iridium Communications Inc.[1,3,4]	636,132	13,537
Other securities		1,319,123
		1,477,405

Materials 3.36%
Allegheny Technologies Inc.[1,3]	10,087,124	204,264
Other securities		1,272,729
		1,476,993

Other 3.79%
Other securities		1,665,434

Total common stocks (cost: $28,780,508,000)		40,045,467

Preferred securities 0.56%
Other 0.56%
Other securities		246,184

Total preferred securities (cost: $147,103,000)		246,184

SMALLCAP World Fund	7

Rights & warrants 0.00%	Shares	Value (000)
Other 0.00%
Other securities		$1,668

Total rights & warrants (cost: $0)		1,668

Convertible stocks 0.18%
Other 0.18%
Other securities		79,199

Total convertible stocks (cost: $89,833,000)		79,199

Convertible bonds 0.02%	Principal amount (000)
Energy 0.02%
Other securities		10,575

Total convertible bonds (cost: $16,126,000)		10,575

Bonds, notes & other debt instruments 0.03%
Other 0.03%
Other securities		12,300

Total bonds, notes & other debt instruments (cost: $17,846,000)		12,300

Short-term securities 9.34%	Shares
Money market investments 7.30%
Blackrock FedFund 1.86%[5,6]	200,000,000	200,000
Capital Group Central Cash Fund 2.07%[5]	27,158,505	2,715,579
Fidelity Institutional Money Market Funds - Government Portfolio 1.86%[5,6]	15,000,000	15,000
Goldman Sachs Financial Square Government Fund 1.84%[5,6]	250,000,000	250,000
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.83%[5,6]	13,087,608	13,088
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.85%[5,6]	15,000,000	15,000
		3,208,667

	Principal amount (000)
Other short-term securities 2.04%
Oversea-Chinese Banking Corp. Ltd. 2.06%–2.06% due 10/10/2019–10/11/2019[4]	$200,000	199,884
Québec (Province of) 2.00% due 12/11/2019[4]	200,000	199,219
Toronto-Dominion Bank 1.99% due 10/16/2019[4]	200,000	199,824
United Overseas Bank Ltd. 2.09%–2.09% due 11/12/2019–11/13/2019[4]	200,000	199,510
Other securities		99,944
		898,381

Total short-term securities (cost: $4,107,056,000)		4,107,048
Total investment securities 101.24% (cost: $33,158,472,000)		44,502,441
Other assets less liabilities (1.24)%		(547,042)

Net assets 100.00%		$43,955,399

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

8	SMALLCAP World Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Common stocks 19.54%
Information technology 4.52%
Network International Holdings PLC[1]	—	34,351,542	—	34,351,542	$—	$15,282	$—	$225,968
SimCorp AS	1,401,470	797,681	—	2,199,151	—	1,756	1,843	193,109
Net One Systems Co., Ltd.	—	5,194,958	—	5,194,958	—	24,822	1,757	139,958
Yext, Inc.[1]	7,625,428	1,970,846	935,000	8,661,274	5,813	(69,194)	—	137,628
Netcompany Group AS, non-registered shares[1]	2,631,826	943,087	375,000	3,199,913	1,981	12,247	—	127,624
Alarm.Com Holdings, Inc.[1]	3,249,000	—	728,300	2,520,700	16,219	(38,122)	—	117,565
Carel Industries SpA	7,370,849	450,000	—	7,820,849	—	26,352	889	115,760
Jenoptik AG	1,295,000	3,266,200	—	4,561,200	—	(43,256)	1,766	113,051
Douzone Bizon Co., Ltd.	1,636,408	378,650	—	2,015,058	—	1,371	657	110,174
CANCOM SE, non-registered shares	850,000	1,139,634	—	1,989,634	—	15,551	1,096	107,346
Bottomline Technologies, Inc.[1]	2,808,000	40,000	200,000	2,648,000	(1,332)	(91,604)	—	104,199
SUNeVision Holdings Ltd.	101,554,000	26,660,000	—	128,214,000	—	5,794	1,955	95,862
Fortnox AB	—	4,550,903	—	4,550,903	—	6,467	—	76,372
Megaport Ltd.[1]	7,476,000	3,297,000	—	10,773,000	—	36,190	—	66,096
Sansan, Inc.[1,2]	—	1,596,800	—	1,596,800	—	(10,616)	—	60,328
Bravura Solutions Ltd.	17,125,000	2,000,000	—	19,125,000	—	(9,197)	1,259	53,441
eMemory Technology Inc.[7]	5,992,000	—	1,967,666	4,024,334	(6,357)	8,656	1,040	42,488
Endurance International Group Holdings, Inc.[1]	6,992,277	2,715,122	—	9,707,399	—	(47,248)	—	36,403
Faraday Technology Corp.[7,8]	9,733,000	5,637,000	—	15,370,000	—	4,099	395	28,513
Accesso Technology Group PLC[1,2]	—	2,185,500	—	2,185,500	—	(519)	—	23,271
Humanica PCL	34,600,000	16,240,900	6,840,500	44,000,400	(96)	(3,122)	195	11,797
Acacia Communications, Inc.[1,9]	2,585,240	—	1,696,240	889,000	30,134	25,424	—	—
Datalex PLC[1,9]	6,106,000	—	6,106,000	—	(23,529)	10,562	—	—
Inphi Corp.[1,9]	2,532,699	428,000	1,693,667	1,267,032	42,651	2,383	—	—
MACOM Technology Solutions Holdings, Inc.[1,9]	925,000	4,623,525	2,693,000	2,855,525	(4,080)	19,605	—	—
SPS Commerce, Inc.[1,9]	1,159,000	—	1,159,000	—	35,919	(47,452)	—	—
Talend SA (ADR)[1,9]	2,216,455	216,800	2,351,755	81,500	12,842	(91,953)	—	—
								1,986,953

Health care 5.34%
Insulet Corp.[1]	3,633,423	1,108,896	286,300	4,456,019	14,528	279,163	—	734,931
Allakos Inc.[1,2]	3,142,848	717,111	—	3,859,959	—	124,463	—	303,509
GW Pharmaceuticals PLC (ADR)[1]	2,250,346	162,634	497,635	1,915,345	39,888	(163,918)	—	220,322
CONMED Corp.	1,920,000	469,300	130,838	2,258,462	(938)	37,526	1,671	217,151
Natera, Inc.[1]	3,215,580	2,055,000	500,000	4,770,580	198	32,243	—	156,475
iRhythm Technologies, Inc.[1]	1,571,200	34,000	148,750	1,456,450	6,510	(38,652)	—	107,937
Nakanishi Inc.	4,312,700	1,020,000	—	5,332,700	—	(25,857)	1,400	83,992
Cortexyme, Inc.[1,4,7]	—	1,560,515	—	1,560,515	—	23,126	—	38,126
Cortexyme, Inc.[1,2]	—	512,157	—	512,157	—	3,374	—	12,768
Metropolis Healthcare Ltd.[1]	—	2,809,350	—	2,809,350	—	13,870	—	50,456
CellaVision AB, non-registered shares	1,908,123	—	687,123	1,221,000	9,686	1,291	233	47,319
Corindus Vascular Robotics, Inc.[1]	—	21,745,432	10,872,716	10,872,716	—	31,535	—	46,535
Cansino Biologics Inc., Class H1,2	—	10,370,800	—	10,370,800	—	9,129	—	44,195

SMALLCAP World Fund	9

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Osstem Implant Co., Ltd.[1]	1,142,821	—	8,547	1,134,274	$(220)	$(9,944)	$—	$39,543
Revenio Group Oyj, non-registered shares[8]	803,464	910,356	—	1,713,820	—	4,916	417	36,239
Flexion Therapeutics, Inc.[1,2]	3,002,700	158,000	650,000	2,510,700	(5,092)	(8,369)	—	34,409
Autolus Therapeutics PLC (ADR)[1,2]	1,100,000	1,277,718	—	2,377,718	—	(32,242)	—	29,531
Cellectis SA (ADR)[1,8]	875,000	654,736	—	1,529,736	—	(21,605)	—	15,909
Cellectis SA, non-registered shares[1,2,8]	784,492	396,748	—	1,181,240	—	(17,643)	—	12,154
Diplomat Pharmacy, Inc.[1]	5,930,624	397,836	1,994,019	4,334,441	(38,202)	(45,530)	—	21,239
WIN-Partners Co., Ltd.	—	1,817,600	—	1,817,600	—	(783)	—	19,029
NuCana PLC (ADR)[1,2]	2,542,628	32,188	—	2,574,816	—	(44,911)	—	18,642
Xenon Pharmaceuticals Inc.[1]	1,900,900	118,326	—	2,019,226	—	(7,874)	—	18,193
Clovis Oncology, Inc.[1,2]	652,000	2,910,000	—	3,562,000	—	(47,186)	—	13,999
Neuronetics, Inc.[1,8]	474,644	989,656	—	1,464,300	—	(23,145)	—	12,168
Adaptimmune Therapeutics PLC (ADR)[1,2]	7,186,700	233,000	—	7,419,700	—	(87,119)	—	11,204
Neovasc Inc.[1]	1,346,592	3,757,798	4,526,533	577,857	(26,124)	765	—	2,219
Neovasc Inc. (CAD denominated)[1]	62,946	—	62,946	—	—	21,860	—	—
CryoLife, Inc.[1,9]	2,157,251	679,600	1,710,947	1,125,904	12,480	(26,606)	—	—
Evolent Health, Inc., Class A1,9	4,505,000	—	4,505,000	—	(8,464)	(65,873)	—	—
Fleury SA, ordinary nominative[9]	16,147,000	1,171,000	3,625,000	13,693,000	(6,702)	22,032	3,756	—
Glaukos Corp.[1,9]	2,820,000	—	1,669,678	1,150,322	60,192	(55,554)	—	—
Molina Healthcare, Inc.[1,9]	4,022,587	—	1,180,590	2,841,997	97,929	(224,066)	—	—
Pacific Biosciences of California, Inc.[1,9]	8,843,303	—	8,843,303	—	39,261	(21,939)	—	—
								2,348,194

Industrials 3.78%
IMCD NV	1,507,000	1,825,269	—	3,332,269	—	(15,413)	1,860	246,432
VARTA AG, non-registered shares[1]	2,157,755	1,169,013	833,272	2,493,496	31,856	157,451	—	245,960
BELIMO Holding AG	23,830	9,493	—	33,323	—	17,240	2,616	183,301
Rexnord Corp.[1]	5,005,000	703,000	—	5,708,000	—	(17,572)	—	154,401
Bravida Holding AB	16,173,198	—	—	16,173,198	—	9,205	3,398	141,868
Diploma PLC[8]	3,179,994	2,496,006	—	5,676,000	—	12,584	1,335	116,060
TechnoPro Holdings, Inc.	1,523,500	350,100	—	1,873,600	—	(2,973)	2,135	110,900
Continental Building Products, Inc.[1]	3,080,700	—	300,000	2,780,700	3,893	(33,898)	—	75,885
Bingo Industries Ltd.[2]	—	37,574,800	—	37,574,800	—	4,119	465	56,048
Barrett Business Services, Inc.	580,000	300,000	290,000	590,000	421	8,113	604	52,404
Coor Service Management Holding AB	4,502,788	1,375,842	—	5,878,630	—	4,899	2,455	50,879
Avon Rubber PLC	2,248,000	233,863	—	2,481,863	—	9,042	530	50,717
Tsubaki Nakashima Co., Ltd.	2,821,800	892,500	794,200	2,920,100	(3,689)	(15,068)	2,118	43,670
Instalco AB	2,934,000	897,789	—	3,831,789	—	8,569	598	39,314
Trust Tech Inc.	622,000	2,254,200	—	2,876,200	—	(14,096)	837	34,421
Greaves Cotton Ltd.	15,200,000	1,000,000	—	16,200,000	—	3,847	916	33,386
Alfen NV1,2	1,275,000	—	—	1,275,000	—	(1,416)	—	17,844
J. Kumar Infraprojects Ltd.	4,450,500	—	—	4,450,500	—	(4,333)	141	8,142
Advanced Disposal Services, Inc.[1,9]	4,710,502	75,000	4,590,502	195,000	40,263	(16,350)	—	—
Fluence Corp. Ltd.[1,9]	14,826,347	14,290,437	29,116,784	—	(6,545)	5,440	—	—
KeyW Holding Corp.[1,9]	2,536,400	—	2,536,400	—	(3,120)	7,757	—	—
King Slide Works Co., Ltd.[7,9]	7,190,765	—	5,700,765	1,490,000	(7,034)	(7,774)	450	—
Kratos Defense & Security Solutions, Inc.[1,9]	8,262,000	—	5,812,200	2,449,800	23,837	(13,299)	—	—
R.R. Donnelley & Sons Co.[9]	5,631,489	—	5,631,489	—	(27,190)	19,168	365	—

10	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
va-Q-tec AG1,7,9	781,221	—	781,221	—	$(6,779)	$5,709	$—	$—
XP Power Ltd.[9]	1,295,000	—	780,000	515,000	302	(13,349)	729	—
								1,661,632

Consumer discretionary 2.37%
frontdoor, inc.[1,8]	112,000	5,192,000	925,000	4,379,000	(15,727)	65,089	—	212,688
TopBuild Corp.[1]	1,682,000	101,600	—	1,783,600	—	70,073	—	171,993
Trainline PLC[1]	—	33,352,068	—	33,352,068	—	7,304	—	171,824
Luckin Coffee Inc., Class A (ADR)[1,2]	—	4,835,924	—	4,835,924	—	(3,930)	—	91,883
Domino’s Pizza Group PLC	22,017,815	5,290,000	—	27,307,815	—	(12,105)	3,367	85,586
zooplus AG, non-registered shares[1,2]	560,634	238,212	293,158	505,688	4,732	(36,777)	—	60,188
Party City Holdco Inc.[1,2]	—	7,489,459	—	7,489,459	—	(32,601)	—	42,765
Delta Corp. Ltd.	21,407,238	—	7,385,000	14,022,238	(20,929)	10,135	349	33,419
Shop Apotheke Europe NV, non-registered shares[1]	572,857	232,000	—	804,857	—	(7,000)	—	31,274
Del Taco Restaurants, Inc.[1]	—	2,939,200	—	2,939,200	—	(3,646)	—	30,053
Lands’ End, Inc.[1]	2,061,232	138,768	—	2,200,000	—	(13,131)	—	24,959
Beazer Homes USA, Inc.[1,8]	1,659,813	—	—	1,659,813	—	7,303	—	24,731
MIPS AB	1,396,751	—	—	1,396,751	—	6,565	362	23,695
Hoteles City Express, SAB de CV1	—	24,121,157	2,084,009	22,037,148	(372)	(6,071)	—	19,018
Tile Shop Holdings, Inc.	3,158,000	—	—	3,158,000	—	(12,506)	632	10,074
Hostelworld Group PLC	7,645,662	—	1,126,899	6,518,763	(1,675)	(9,673)	1,126	9,105
BNN Technology PLC[1,7,10]	19,007,000	—	—	19,007,000	—	(7,751)	—	1,019
At Home Group Inc.[1,9]	3,878,873	715,000	4,593,873	—	(70,019)	(30,920)	—	—
Evolution Gaming Group AB9	2,652,021	10,835,349	4,549,410	8,937,960	58,951	18,942	3,786	—
Garrett Motion Inc.[1,9]	—	5,615,000	5,615,000	—	(19,626)	—	—	—
Maisons du Monde SA9	2,374,914	—	2,374,914	—	(35,684)	16,486	—	—
Nien Made Enterprise Co., Ltd.[7,9]	13,493,000	1,722,000	8,460,000	6,755,000	(27,448)	26,177	2,170	—
Quotient Technology Inc.[1,9]	5,311,667	—	5,311,667	—	(11,083)	(20,346)	—	—
Seria Co., Ltd.[9]	4,138,791	88,100	4,226,891	—	(15,914)	(8,235)	842	—
Sleep Country Canada Holdings Inc.[9]	3,011,968	—	3,011,968	—	6,809	(23,564)	289	—
Strategic Education, Inc.[9]	1,068,970	222,750	427,720	864,000	37,586	(16,356)	2,258	—
MakeMyTrip Ltd., non-registered shares[1,9]	3,684,051	143,601	3,190,052	637,600	(16,537)	7,744	—	—
Tailored Brands, Inc.[9]	3,981,850	—	3,981,850	—	(33,057)	(24,803)	976	—
Taiwan Paiho Ltd.[9]	20,561,000	—	20,561,000	—	(16,803)	13,111	—	—
Takeaway.com NV1,9	1,622,100	1,717,500	300,900	3,038,700	3,088	47,318	—	—
								1,044,274
Financials 0.77%
Cannae Holdings, Inc.[1]	4,895,000	242,578	—	5,137,578	—	33,671	—	141,129
Seacoast Banking Corp. of Florida[1]	—	3,031,901	—	3,031,901	—	(4,218)	—	76,737
Trupanion, Inc.[1,2]	2,640,200	48,894	—	2,689,094	—	(27,408)	—	68,357
HUB24 Ltd.[2]	4,298,000	79,158	—	4,377,158	—	(3,027)	140	37,195
Greenhill & Co., Inc.	1,169,700	—	—	1,169,700	—	(15,475)	234	15,346
Bharat Financial Inclusion Ltd.[1,9]	2,410,000	5,914,779	8,324,779	—	— [11]	(3,758)	—	—
CenterState Bank Corp.[9]	6,069,250	323,800	3,160,317	3,232,733	(14,788)	(14,362)	1,512	—
GoldMoney Inc.[1,9]	4,931,100	—	4,931,100	—	(8,762)	5,361	—	—
M&A Capital Partners Co., Ltd.[1,9]	1,133,400	—	1,133,400	—	(11,967)	(13,439)	—	—
NMI Holdings, Inc.[1,9]	5,036,127	—	3,523,127	1,513,000	49,314	(27,874)	—	—
Third Point Reinsurance Ltd.[1,9]	6,147,821	—	6,147,821	—	(12,376)	(2,179)	—	—
								338,764

SMALLCAP World Fund	11

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Consumer staples 0.92%
Emmi AG	311,300	5,772	—	317,072	$—	$21,548	$2,794	$258,601
TCI Co., Ltd.[7]	—	6,635,058	—	6,635,058	—	(7,799)	772	66,608
Primo Water Corp.[1]	—	3,123,557	—	3,123,557	—	(6,846)	—	38,357
CCL Products (India) Ltd.	10,642,173	—	—	10,642,173	—	(980)	540	35,935
R.E.A. Holdings PLC[1]	2,162,000	—	—	2,162,000	—	(3,909)	—	4,094
Ariake Japan Co., Ltd.[9]	1,754,000	74,200	1,828,200	—	12,831	(79,136)	—	—
Simply Good Foods Co., Class A1,9	4,420,000	—	1,632,000	2,788,000	17,720	13,938	—	—
								403,595
Communication services 0.43%
Iridium Communications Inc.[1]	7,666,388	161,544	1,026,000	6,801,932	16,718	(20,177)	—	144,745
Iridium Communications Inc.[1,4]	636,132	—	—	636,132	—	(776)	—	13,537
Kamakura Shinsho, Ltd.[2]	—	2,135,000	—	2,135,000	—	587	—	29,224
Care.com, Inc.[1,9]	1,642,963	900,037	2,543,000	—	(16,666)	(4,336)	—	—
Entertainment One Ltd.[9]	21,220,339	2,982,661	8,621,500	15,581,500	21,177	8,961	360	—
Zegona Communications PLC[9]	7,911,786	980,781	5,592,263	3,300,304	(4,765)	3,933	257	—
								187,506
Materials 0.77%
Allegheny Technologies Inc.[1]	6,615,300	5,082,524	1,610,700	10,087,124	(5,176)	(71,880)	—	204,264
Loma Negra Compania Industrial Argentina SA (ADR)[1,8]	577,695	7,856,003	1,323,198	7,110,500	(10,438)	(38,689)	—	40,885
JCU Corp.	—	1,687,000	—	1,687,000	—	3,166	368	33,951
Navin Fluorine International Ltd.	3,202,000	—	—	3,202,000	—	2,661	352	33,148
Excelsior Mining Corp.[1,2]	12,868,000	—	—	12,868,000	—	933	—	10,198
Nevada Copper Corp.[1]	48,480,000	20,890,000	22,280,000	47,090,000	(3,803)	(7,748)	—	8,175
Mayur Uniquoters Ltd.	3,660,000	—	1,257,066	2,402,934	(5,827)	(1,004)	161	7,192
Bacanora Lithium PLC[1,9]	8,573,925	—	8,573,925	—	(6,963)	5,687	—	—
BlueJay Mining PLC[1,9]	45,009,091	—	45,009,091	—	(3,172)	1,294	—	—
Danakali Ltd.[1,9]	16,700,000	—	16,700,000	—	(496)	(2,688)	—	—
Hummingbird Resources PLC[1,9]	27,459,300	—	27,459,300	—	(2,676)	(97)	—	—
Kenmare Resources PLC[1,9]	7,124,863	—	7,124,863	—	(31,730)	26,914	—	—
Scapa Group PLC[9]	12,183,326	170,000	12,353,326	—	(20,503)	(22,825)	123	—
Sirius Minerals PLC[1,2,9]	247,367,560	212,205,000	263,290,365	196,282,195	(15,477)	(65,219)	—	—
								337,813
Real estate 0.50%
WHA Corp. PCL	1,106,071,920	—	354,751,720	751,320,200	14,263	971	2,045	116,929
Altus Group Ltd.	—	3,014,100	—	3,014,100	—	16,954	505	90,888
Foxtons Group PLC[1]	17,881,785	—	—	17,881,785	—	(1,406)	—	10,993
MGM Growth Properties LLC REIT, Class A9	4,017,887	—	1,677,887	2,340,000	4,887	(3,743)	3,052	—
Purplebricks Group PLC[1,9]	17,905,676	—	17,905,676	—	(9,102)	2,927	—	—
								218,810
Energy 0.14%
NuVista Energy Ltd.[1]	—	15,965,000	—	15,965,000	—	(24,744)	—	29,885
Nine Energy Service, Inc.[1]	1,504,000	949,000	—	2,453,000	—	(52,909)	—	15,135
Savannah Petroleum PLC[1]	65,357,000	8,100,000	21,296,821	52,160,179	(6,873)	(855)	—	14,751
BNK Petroleum Inc.[1,9]	12,804,914	—	12,804,914	—	(15,654)	13,635	—	—
Independence Contract Drilling, Inc.[1,9]	2,908,057	—	2,908,057	—	(1,250)	(4,134)	—	—
Lekoil Ltd. (CDI)[1,9]	42,922,391	—	42,922,391	—	(19,750)	13,228	—	—
PetroTal Corp.[1,9]	34,775,000	—	34,775,000	—	10	(1,577)	—	—

12	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2019 (000)
Providence Resources PLC[1,9]	35,235,000	—	35,235,000	—	$102	$(2,183)	$—	$—
San Leon Energy PLC[1,9]	32,348,000	—	32,348,000	—	(17,713)	21,025	—	—
								59,771
Utilities 0.00%
Mytrah Energy Ltd.[1,7,10]	10,418,000	—	—	10,418,000	—	(5,097)	—	128
Total common stocks								8,587,440
Preferred securities 0.09%
Consumer discretionary 0.09%
Made.com Design Ltd., Series C-4, preferred shares[1,7,10,12]	2,067,967	—	—	2,067,967	—	(2,040)	—	39,793
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%, preferred shares	96,000	—	—	96,000	—	(47)	6	85
Total preferred securities								39,878
Rights & warrants 0.00%
Health care 0.00%
Neovasc Inc., Class A, warrants, expire 2022[1]	28,290	—	28,290	—	—	—	—	—
Energy 0.00%
Savannah Petroleum PLC, warrants, expire 2019[1]	21,698,000	—	21,698,000	—	—	(523)	—	—
Total rights & warrants								—
Convertible stocks 0.05%
Information technology 0.05%
RealSelf, Inc., Series C, convertible preferred[1,7,10,12]	3,468,862	—	—	3,468,862	—	4,856	—	24,317
Health care 0.00%
Cortexyme, Inc., Series B, 8.00% noncumulative convertible preferred[1,7]	4,244,602	—	4,244,602	—	—	—	—	—
Total convertible stocks								24,317
Total 19.68%					$68,697	$(797,668)	$71,259	$8,651,635

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $902,919,000, which represented 2.05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,026,191,000, which represented 2.33% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 9/30/2019.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Other securities,” was $838,998,000, which represented 1.91% of the net assets of the fund.
[8]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2018; it was not publicly disclosed.
[9]	Unaffiliated issuer at 9/30/2019.
[10]	Value determined using significant unobservable inputs.
[11]	Amount less than one thousand.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.

SMALLCAP World Fund	13

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	$41,328	$39,793	.09%
RealSelf, Inc., Series C, convertible preferred	4/18/2018	19,000	24,317	.06
Other private placement securities	12/3/2013-9/11/2019	204,070	200,904	.45
Total private placement securities		$264,398	$265,014	.60%

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

ISK = Icelandic kronor

See notes to financial statements.

14	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities at September 30, 2019
(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $26,238,716)	$35,850,806
Affiliated issuers (cost: $6,919,756)	8,651,635	$44,502,441
Cash		6,267
Cash denominated in currencies other than U.S. dollars (cost: $45,648)		45,642
Receivables for:
Sales of investments	19,372
Sales of fund’s shares	50,607
Dividends and interest	34,460
Securities lending income	4,634
Other	1,875	110,948
		44,665,298
Liabilities:
Collateral for securities on loan		493,088
Payables for:
Purchases of investments	107,593
Repurchases of fund’s shares	32,879
Investment advisory services	22,492
Services provided by related parties	9,359
Directors’ deferred compensation	4,558
Non-U.S. taxes	38,852
Other	1,078	216,811
Net assets at September 30, 2019		$43,955,399

Net assets consist of:
Capital paid in on shares of capital stock		$31,056,591
Total distributable earnings		12,898,808
Net assets at September 30, 2019		$43,955,399

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (795,202 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share

Class A	$23,203,080	420,025		$55.24
Class C	673,335	14,199		47.42
Class T	11	—	*	55.54
Class F-1	703,021	12,896		54.51
Class F-2	4,908,565	87,247		56.26
Class F-3	2,152,571	38,579		55.80
Class 529-A	1,337,447	24,536		54.51
Class 529-C	184,614	3,818		48.35
Class 529-E	57,955	1,100		52.68
Class 529-T	13	—	*	55.49
Class 529-F-1	146,449	2,643		55.41
Class R-1	24,162	492		49.08
Class R-2	542,564	11,044		49.12
Class R-2E	28,505	525		54.34
Class R-3	756,791	14,404		52.54
Class R-4	790,721	14,434		54.78
Class R-5E	38,938	702		55.44
Class R-5	376,015	6,579		57.16
Class R-6	8,030,642	141,979		56.56

*	Amount less than one thousand.

See notes to financial statements.

SMALLCAP World Fund	15

Statement of operations for the year ended September 30, 2019
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $23,383; also includes $71,259 from affiliates)	$404,699
Interest (net of non-U.S. taxes of $34)	48,516
Securities lending income (net of fees)	31,866	$485,081
Fees and expenses*:
Investment advisory services	259,375
Distribution services	82,306
Transfer agent services	46,980
Administrative services	12,152
Reports to shareholders	1,981
Registration statement and prospectus	2,905
Directors’ compensation	496
Auditing and legal	161
Custodian	4,864
State and local taxes	1
Other	2,268
Total fees and expenses before reimbursements	413,489
Less transfer agent services reimbursements	50
Total fees and expenses after reimbursements		413,439
Net investment income		71,642

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $4,139):
Unaffiliated issuers	1,608,557
Affiliated issuers	68,697
Forward currency contracts	(544)
Currency transactions	(3,028)	1,673,682
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $37,805):
Unaffiliated issuers	(1,531,666)
Affiliated issuers	(797,668)
Forward currency contracts	923
Currency translations	(791)	(2,329,202)
Net realized gain and unrealized depreciation		(655,520)

Net decrease in net assets resulting from operations		$(583,878)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

16	SMALLCAP World Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2019	2018
Operations:
Net investment income	$71,642	$46,991
Net realized gain	1,673,682	2,346,244
Net unrealized (depreciation) appreciation	(2,329,202)	2,561,220
Net (decrease) increase in net assets resulting from operations	(583,878)	4,954,455

Distributions paid to shareholders	(2,434,865)	(1,678,270)

Net capital share transactions	3,097,094	3,711,671

Total increase in net assets	78,351	6,987,856

Net assets:
Beginning of year	43,877,048	36,889,192
End of year	$43,955,399	$43,877,048

See notes to financial statements.

SMALLCAP World Fund	17

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	SMALLCAP World Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

SMALLCAP World Fund	19

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$8,641,136	$186,415	$5,891	$8,833,442
Health care	7,347,962	38,126	74,276	7,460,364
Industrials	6,622,731	35,412	—	6,658,143
Consumer discretionary	6,461,222	176,787	1,019	6,639,028
Financials	4,002,910	68,865	—	4,071,775
Consumer staples	1,696,275	66,608	—	1,762,883
Communication services	1,477,405	—	—	1,477,405
Materials	1,476,369	—	624	1,476,993
Other	1,643,258	—	22,176	1,665,434
Preferred securities	163,212	—	82,972	246,184
Rights & warrants	1,040	—	628	1,668
Convertible stocks	—	—	79,199	79,199
Convertible bonds	—	10,575	—	10,575
Bonds, notes & other debt instruments	—	12,300	—	12,300
Short-term securities	3,208,667	898,381	—	4,107,048
Total	$42,742,187	$1,493,469	$266,785	$44,502,441

20	SMALLCAP World Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

SMALLCAP World Fund	21

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2019, the total value of securities on loan was $902,919,000, and the total value of collateral received was $945,748,000. Investment securities purchased from cash collateral of $493,088,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of September 30, 2019, the fund’s maximum exposure of unfunded bond commitments was $4,347,000, which would represent less than .01% of the net assets of the fund should such commitments become due.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of September 30, 2019, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $48,366,000.

22	SMALLCAP World Fund

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2019 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(544)	Net unrealized appreciation on forward currency contracts	$923

Collateral — The fund participates in a collateral program due to securities lending and its use of forward currency contracts. For securities lending, the fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s summary investment portfolio. For forward currency contracts, the program calls for the fund to either receive or pledge highly liquid assets as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2019, the fund reclassified $78,272,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

SMALLCAP World Fund	23

As of September 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,982,489
Post-October capital loss deferral*	(379,326)
Gross unrealized appreciation on investments	13,671,634
Gross unrealized depreciation on investments	(2,335,494)
Net unrealized appreciation on investments	11,336,140
Cost of investments	33,166,301

*	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from long-term capital gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2019	2018
Class A	$1,312,888	$958,172
Class C	48,829	39,880
Class T	1	1
Class F-1	41,462	34,715
Class F-2	255,099	135,936
Class F-3	101,976	59,643
Class 529-A	78,608	57,869
Class 529-C	13,747	11,429
Class 529-E	3,645	2,707
Class 529-T	1	1
Class 529-F-1	8,185	5,141
Class R-1	1,729	1,387
Class R-2	36,397	29,788
Class R-2E	1,360	810
Class R-3	47,684	38,410
Class R-4	48,314	38,552
Class R-5E	1,677	546
Class R-5	22,369	14,962
Class R-6	410,894	248,321
Total	$2,434,865	$1,678,270

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.592% on such assets in excess of $34 billion. On August 30, 2018, the fund’s board of directors approved an amended investment advisory and service agreement effective December 1, 2018, decreasing the annual rate to 0.589% on daily net assets in excess of $44 billion. For the year ended September 30, 2019, the investment advisory services fee was $259,375,000, which was equivalent to an annualized rate of 0.616% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

24	SMALLCAP World Fund

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of directors authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

SMALLCAP World Fund	25

For the year ended September 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$57,978	$32,848		$3,452		Not applicable
Class C	6,926	1,024		316		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,752	1,175		316		Not applicable
Class F-2	Not applicable	5,000		2,036		Not applicable
Class F-3	Not applicable	306		847		Not applicable
Class 529-A	3,061	1,756		595		$874
Class 529-C	1,928	264		89		130
Class 529-E	292	36		26		39
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	184		63		93
Class R-1	257	33		11		Not applicable
Class R-2	4,119	1,956		247		Not applicable
Class R-2E	151	54		11		Not applicable
Class R-3	3,826	1,206		344		Not applicable
Class R-4	2,016	842		363		Not applicable
Class R-5E	Not applicable	45		13		Not applicable
Class R-5	Not applicable	209		172		Not applicable
Class R-6	Not applicable	42		3,251		Not applicable
Total class-specific expenses	$82,306	$46,980		$12,152		$1,136

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $496,000 in the fund’s statement of operations reflects $506,000 in current fees (either paid in cash or deferred) and a net decrease of $10,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $289,047,000 and $932,838,000, respectively, which generated $130,201,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2019.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment

26	SMALLCAP World Fund

fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2019.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2019

Class A	$2,210,172	41,086	$1,295,479	29,112		$(2,802,018)	(52,309)	$703,633	17,889
Class C	83,003	1,786	48,619	1,265		(194,247)	(4,184)	(62,625)	(1,133)
Class T	—	—	—	—		—	—	—	—
Class F-1	131,775	2,486	41,002	933		(183,796)	(3,464)	(11,019)	(45)
Class F-2	1,677,011	30,466	247,799	5,478		(1,178,290)	(21,714)	746,520	14,230
Class F-3	697,343	12,871	99,562	2,221		(389,445)	(7,176)	407,460	7,916
Class 529-A	145,986	2,749	78,590	1,789		(216,308)	(4,052)	8,268	486
Class 529-C	20,384	430	13,744	351		(59,717)	(1,259)	(25,589)	(478)
Class 529-E	5,289	102	3,643	86		(10,326)	(201)	(1,394)	(13)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	34,950	643	8,167	183		(24,157)	(449)	18,960	377
Class R-1	3,828	80	1,728	43		(8,597)	(177)	(3,041)	(54)
Class R-2	104,191	2,172	36,387	914		(165,221)	(3,426)	(24,643)	(340)
Class R-2E	11,018	205	1,360	31		(5,877)	(110)	6,501	126
Class R-3	143,974	2,805	47,647	1,123		(221,232)	(4,315)	(29,611)	(387)
Class R-4	119,255	2,231	48,251	1,094		(207,111)	(3,874)	(39,605)	(549)
Class R-5E	31,748	583	1,676	38		(19,103)	(377)	14,321	244
Class R-5	45,772	826	22,355	487		(98,305)	(1,767)	(30,178)	(454)
Class R-6	1,571,194	28,468	410,894	9,043		(562,953)	(10,340)	1,419,135	27,171
Total net increase (decrease)	$7,036,893	129,989	$2,406,904	54,191		$(6,346,703)	(119,194)	$3,097,094	64,986

Year ended September 30, 2018

Class A	$2,648,854	45,761	$943,781	17,036		$(2,611,319)	(45,260)	$981,316	17,537
Class C	124,431	2,448	39,653	813		(221,176)	(4,360)	(57,092)	(1,099)
Class T	—	—	—	—		—	—	—	—
Class F-1	193,896	3,389	34,362	627		(315,286)	(5,478)	(87,028)	(1,462)
Class F-2	1,785,354	30,344	131,832	2,350		(652,645)	(11,141)	1,264,541	21,553
Class F-3	746,957	12,889	58,070	1,045		(301,309)	(5,178)	503,718	8,756
Class 529-A	245,127	4,301	57,829	1,056		(174,163)	(3,039)	128,793	2,318
Class 529-C	27,941	540	11,426	230		(141,138)	(2,728)	(101,771)	(1,958)
Class 529-E	6,922	125	2,705	51		(9,233)	(166)	394	10
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	29,924	517	5,129	92		(21,261)	(368)	13,792	241
Class R-1	5,558	105	1,387	28		(9,278)	(177)	(2,333)	(44)
Class R-2	127,612	2,431	29,747	591		(208,083)	(3,991)	(50,724)	(969)
Class R-2E	11,863	209	810	15		(6,222)	(109)	6,451	115
Class R-3	179,101	3,246	38,386	722		(273,503)	(4,954)	(56,016)	(986)
Class R-4	171,216	2,998	38,492	700		(250,946)	(4,399)	(41,238)	(701)
Class R-5E	16,357	284	545	10		(2,662)	(46)	14,240	248
Class R-5	147,243	2,497	14,957	263		(186,528)	(3,176)	(24,328)	(416)
Class R-6	1,339,754	22,944	248,310	4,411		(369,109)	(6,319)	1,218,955	21,036
Total net increase (decrease)	$7,808,110	135,028	$1,657,422	30,040		$(5,753,861)	(100,889)	$3,711,671	64,179

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,636,351,000 and $14,938,545,000, respectively, during the year ended September 30, 2019.

SMALLCAP World Fund	27

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2019	$60.19	$.05	$(1.69)	$(1.64)	$—	$(3.31)	$(3.31)	$55.24	(1.37)%	$23,203		1.06%		1.06%		.09%
9/30/2018	55.60	.04	7.05	7.09	—	(2.50)	(2.50)	60.19	13.13	24,203		1.04		1.04		.06
9/30/2017	47.24	.07	8.45	8.52	(.16)	—	(.16)	55.60	18.11	21,383		1.07		1.07		.14
9/30/2016	45.04	.04	4.99	5.03	—	(2.83)	(2.83)	47.24	11.72	18,762		1.10		1.10		.08
9/30/2015	48.66	.04	1.09	1.13	—	(4.75)	(4.75)	45.04	2.25	16,882		1.07		1.07		.08
Class C:
9/30/2019	52.63	(.32)	(1.58)	(1.90)	—	(3.31)	(3.31)	47.42	(2.13)	673		1.82		1.82		(.68)
9/30/2018	49.30	(.38)	6.21	5.83	—	(2.50)	(2.50)	52.63	12.23	807		1.83		1.83		(.74)
9/30/2017	42.08	(.29)	7.51	7.22	—	—	—	49.30	17.16	810		1.87		1.87		(.66)
9/30/2016	40.73	(.29)	4.47	4.18	—	(2.83)	(2.83)	42.08	10.82	824		1.90		1.90		(.73)
9/30/2015	44.77	(.32)	1.03	.71	—	(4.75)	(4.75)	40.73	1.45	847		1.87		1.87		(.73)
Class T:
9/30/2019	60.35	.18	(1.68)	(1.50)	—	(3.31)	(3.31)	55.54	(1.14)[5]	—	[6]	.82	[5]	.82	[5]	.33	[5]
9/30/2018	55.64	.15	7.06	7.21	—	(2.50)	(2.50)	60.35	13.36 [5]	—	[6]	.85	[5]	.85	[5]	.25	[5]
9/30/2017[7,8]	49.61	.13	5.90	6.03	—	—	—	55.64	12.15 [5,9]	—	[6]	.42	[5,9]	.42	[5,9]	.25	[5,9]
Class F-1:
9/30/2019	59.47	.03	(1.68)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	703		1.10		1.10		.05
9/30/2018	55.00	— [10]	6.97	6.97	—	(2.50)	(2.50)	59.47	13.06	770		1.09		1.09		.01
9/30/2017	46.74	.05	8.36	8.41	(.15)	—	(.15)	55.00	18.06	792		1.10		1.10		.11
9/30/2016	44.60	.03	4.94	4.97	—	(2.83)	(2.83)	46.74	11.69	718		1.11		1.11		.07
9/30/2015	48.23	.04	1.08	1.12	—	(4.75)	(4.75)	44.60	2.25	662		1.07		1.07		.08
Class F-2:
9/30/2019	61.07	.20	(1.70)	(1.50)	—	(3.31)	(3.31)	56.26	(1.12)	4,909		.80		.80		.36
9/30/2018	56.24	.20	7.13	7.33	—	(2.50)	(2.50)	61.07	13.41	4,459		.78		.78		.34
9/30/2017	47.80	.19	8.54	8.73	(.29)	—	(.29)	56.24	18.40	2,894		.82		.82		.38
9/30/2016	45.42	.16	5.05	5.21	—	(2.83)	(2.83)	47.80	12.03	2,118		.82		.82		.36
9/30/2015	48.92	.17	1.08	1.25	—	(4.75)	(4.75)	45.42	2.50	1,487		.82		.82		.35
Class F-3:
9/30/2019	60.54	.25	(1.68)	(1.43)	—	(3.31)	(3.31)	55.80	(1.02)	2,153		.70		.70		.46
9/30/2018	55.74	.24	7.06	7.30	—	(2.50)	(2.50)	60.54	13.49	1,856		.71		.71		.41
9/30/2017[7,11]	47.93	.25	7.56	7.81	—	—	—	55.74	16.30 [9]	1,221		.71	[12]	.71	[12]	.70	[12]
Class 529-A:
9/30/2019	59.47	.02	(1.67)	(1.65)	—	(3.31)	(3.31)	54.51	(1.43)	1,337		1.12		1.12		.03
9/30/2018	55.01	— [10]	6.96	6.96	—	(2.50)	(2.50)	59.47	13.05	1,430		1.11		1.11		—	[13]
9/30/2017	46.74	.04	8.36	8.40	(.13)	—	(.13)	55.01	18.03	1,195		1.13		1.13		.08
9/30/2016	44.63	— [10]	4.94	4.94	—	(2.83)	(2.83)	46.74	11.64	1,024		1.17		1.17		—	[13]
9/30/2015	48.29	—	1.09	1.09	—	(4.75)	(4.75)	44.63	2.16	943		1.15		1.15		—

28	SMALLCAP World Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2019	$53.60	$(.34)	$(1.60)	$(1.94)	$—	$(3.31)	$(3.31)	$48.35	(2.17)%	$185		1.86%		1.86%		(.72)%
9/30/2018	50.18	(.42)	6.34	5.92	—	(2.50)	(2.50)	53.60	12.19	230		1.88		1.88		(.81)
9/30/2017	42.85	(.32)	7.65	7.33	—	—	—	50.18	17.11	314		1.91		1.91		(.70)
9/30/2016	41.45	(.31)	4.54	4.23	—	(2.83)	(2.83)	42.85	10.78	286		1.96		1.96		(.78)
9/30/2015	45.50	(.35)	1.05	.70	—	(4.75)	(4.75)	41.45	1.37	274		1.93		1.93		(.78)
Class 529-E:
9/30/2019	57.73	(.09)	(1.65)	(1.74)	—	(3.31)	(3.31)	52.68	(1.64)	58		1.31		1.31		(.17)
9/30/2018	53.57	(.12)	6.78	6.66	—	(2.50)	(2.50)	57.73	12.82	64		1.32		1.32		(.22)
9/30/2017	45.53	(.06)	8.14	8.08	(.04)	—	(.04)	53.57	17.77	59		1.35		1.35		(.13)
9/30/2016	43.63	(.09)	4.82	4.73	—	(2.83)	(2.83)	45.53	11.39	53		1.38		1.38		(.21)
9/30/2015	47.41	(.11)	1.08	.97	—	(4.75)	(4.75)	43.63	1.95	49		1.38		1.38		(.23)
Class 529-T:
9/30/2019	60.32	.15	(1.67)	(1.52)	—	(3.31)	(3.31)	55.49	(1.17)[5]	—	[6]	.87	[5]	.87	[5]	.28 [5]
9/30/2018	55.63	.13	7.06	7.19	—	(2.50)	(2.50)	60.32	13.30 [5]	—	[6]	.88	[5]	.88	[5]	.22 [5]
9/30/2017[7,8]	49.61	.12	5.90	6.02	—	—	—	55.63	12.13 [5,9]	—	[6]	.45	[5,9]	.45	[5,9]	.22 [5,9]
Class 529-F-1:
9/30/2019	60.26	.15	(1.69)	(1.54)	—	(3.31)	(3.31)	55.41	(1.22)	146		.88		.88		.27
9/30/2018	55.58	.13	7.05	7.18	—	(2.50)	(2.50)	60.26	13.31	136		.89		.89		.22
9/30/2017	47.23	.15	8.43	8.58	(.23)	—	(.23)	55.58	18.26	113		.92		.92		.30
9/30/2016	44.98	.09	4.99	5.08	—	(2.83)	(2.83)	47.23	11.85	90		.96		.96		.22
9/30/2015	48.53	.11	1.09	1.20	—	(4.75)	(4.75)	44.98	2.42	83		.93		.93		.22
Class R-1:
9/30/2019	54.32	(.33)	(1.60)	(1.93)	—	(3.31)	(3.31)	49.08	(2.12)	24		1.82		1.82		(.68)
9/30/2018	50.79	(.38)	6.41	6.03	—	(2.50)	(2.50)	54.32	12.26	30		1.81		1.81		(.72)
9/30/2017	43.34	(.29)	7.74	7.45	—	—	—	50.79	17.19	30		1.83		1.83		(.63)
9/30/2016	41.85	(.28)	4.60	4.32	—	(2.83)	(2.83)	43.34	10.89	33		1.85		1.85		(.68)
9/30/2015	45.85	(.31)	1.06	.75	—	(4.75)	(4.75)	41.85	1.48	36		1.82		1.82		(.68)
Class R-2:
9/30/2019	54.36	(.31)	(1.62)	(1.93)	—	(3.31)	(3.31)	49.12	(2.12)	542		1.79		1.79		(.65)
9/30/2018	50.82	(.37)	6.41	6.04	—	(2.50)	(2.50)	54.36	12.28	619		1.79		1.79		(.70)
9/30/2017	43.35	(.27)	7.74	7.47	—	—	—	50.82	17.23	628		1.80		1.80		(.60)
9/30/2016	41.85	(.27)	4.60	4.33	—	(2.83)	(2.83)	43.35	10.89	616		1.84		1.84		(.67)
9/30/2015	45.84	(.29)	1.05	.76	—	(4.75)	(4.75)	41.85	1.53	632		1.79		1.79		(.65)
Class R-2E:
9/30/2019	59.52	(.18)	(1.69)	(1.87)	—	(3.31)	(3.31)	54.34	(1.82)	28		1.50		1.50		(.34)
9/30/2018	55.26	(.22)	6.98	6.76	—	(2.50)	(2.50)	59.52	12.61	24		1.50		1.50		(.38)
9/30/2017	47.07	(.14)	8.40	8.26	(.07)	—	(.07)	55.26	17.57	16		1.51		1.51		(.27)
9/30/2016	45.04	(.08)	4.94	4.86	—	(2.83)	(2.83)	47.07	11.32	6		1.51		1.51		(.20)
9/30/2015	48.67	.01	1.11	1.12	—	(4.75)	(4.75)	45.04	2.23 [5]	—	[6]	1.26	[5]	1.26	[5]	.01 [5]

See end of table for footnotes.

SMALLCAP World Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-3:
9/30/2019	$57.60	$(.10)	$(1.65)	$(1.75)	$—	$(3.31)	$(3.31)	$52.54	(1.67)%	$757		1.34%		1.34%		(.20)%
9/30/2018	53.47	(.14)	6.77	6.63	—	(2.50)	(2.50)	57.60	12.79	852		1.35		1.35		(.25)
9/30/2017	45.45	(.07)	8.13	8.06	(.04)	—	(.04)	53.47	17.74	844		1.35		1.35		(.14)
9/30/2016	43.56	(.09)	4.81	4.72	—	(2.83)	(2.83)	45.45	11.41	783		1.39		1.39		(.22)
9/30/2015	47.34	(.10)	1.07	.97	—	(4.75)	(4.75)	43.56	1.93	776		1.37		1.37		(.22)
Class R-4:
9/30/2019	59.71	.06	(1.68)	(1.62)	—	(3.31)	(3.31)	54.78	(1.37)	791		1.04		1.04		.11
9/30/2018	55.18	.03	7.00	7.03	—	(2.50)	(2.50)	59.71	13.13	894		1.04		1.04		.05
9/30/2017	46.89	.08	8.38	8.46	(.17)	—	(.17)	55.18	18.12	865		1.05		1.05		.17
9/30/2016	44.71	.04	4.97	5.01	—	(2.83)	(2.83)	46.89	11.76	764		1.07		1.07		.10
9/30/2015	48.33	.05	1.08	1.13	—	(4.75)	(4.75)	44.71	2.27	715		1.05		1.05		.10
Class R-5E:
9/30/2019	60.26	.18	(1.69)	(1.51)	—	(3.31)	(3.31)	55.44	(1.16)	39		.84		.84		.32
9/30/2018	55.55	.18	7.03	7.21	—	(2.50)	(2.50)	60.26	13.38	28		.84		.84		.31
9/30/2017	47.30	.18	8.42	8.60	(.35)	—	(.35)	55.55	18.33	12		.84		.84		.36
9/30/2016[7,14]	47.09	.12	2.92	3.04	—	(2.83)	(2.83)	47.30	7.01 [9]	—	[6]	.96	[12]	.95	[12]	.32 [12]
Class R-5:
9/30/2019	61.94	.22	(1.69)	(1.47)	—	(3.31)	(3.31)	57.16	(1.06)	376		.74		.74		.40
9/30/2018	56.99	.21	7.24	7.45	—	(2.50)	(2.50)	61.94	13.46	436		.75		.75		.36
9/30/2017	48.40	.24	8.64	8.88	(.29)	—	(.29)	56.99	18.48	424		.75		.75		.47
9/30/2016	45.94	.18	5.11	5.29	—	(2.83)	(2.83)	48.40	12.09	359		.77		.77		.41
9/30/2015	49.39	.20	1.10	1.30	—	(4.75)	(4.75)	45.94	2.57	474		.75		.75		.40
Class R-6:
9/30/2019	61.31	.26	(1.70)	(1.44)	—	(3.31)	(3.31)	56.56	(1.02)	8,031		.69		.69		.47
9/30/2018	56.40	.25	7.16	7.41	—	(2.50)	(2.50)	61.31	13.53	7,039		.69		.69		.42
9/30/2017	47.93	.26	8.54	8.80	(.33)	—	(.33)	56.40	18.51	5,289		.70		.70		.51
9/30/2016	45.49	.21	5.06	5.27	—	(2.83)	(2.83)	47.93	12.15	3,403		.71		.71		.48
9/30/2015	48.93	.22	1.09	1.31	—	(4.75)	(4.75)	45.49	2.63	2,269		.71		.71		.45

	Year ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[15]	39%	35%	32%	29%	33%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Amount less than $.01.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Annualized.
[13]	Amount less than .01%.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

30	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 7, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

SMALLCAP World Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2019, through September 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	SMALLCAP World Fund

	Beginning account value 4/1/2019	Ending account value 9/30/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,019.95	$5.32	1.05%
Class A – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class C – actual return	1,000.00	1,016.07	9.15	1.81
Class C – assumed 5% return	1,000.00	1,015.99	9.15	1.81
Class T – actual return	1,000.00	1,021.16	4.10	.81
Class T – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-1 – actual return	1,000.00	1,019.83	5.47	1.08
Class F-1 – assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class F-2 – actual return	1,000.00	1,021.23	4.00	.79
Class F-2 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class F-3 – actual return	1,000.00	1,021.98	3.50	.69
Class F-3 – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class 529-A – actual return	1,000.00	1,019.83	5.57	1.10
Class 529-A – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class 529-C – actual return	1,000.00	1,015.98	9.35	1.85
Class 529-C – assumed 5% return	1,000.00	1,015.79	9.35	1.85
Class 529-E – actual return	1,000.00	1,018.57	6.58	1.30
Class 529-E – assumed 5% return	1,000.00	1,018.55	6.58	1.30
Class 529-T – actual return	1,000.00	1,021.18	4.31	.85
Class 529-T – assumed 5% return	1,000.00	1,020.81	4.31	.85
Class 529-F-1 – actual return	1,000.00	1,020.82	4.41	.87
Class 529-F-1 – assumed 5% return	1,000.00	1,020.71	4.41	.87
Class R-1 – actual return	1,000.00	1,016.15	9.10	1.80
Class R-1 – assumed 5% return	1,000.00	1,016.04	9.10	1.80
Class R-2 – actual return	1,000.00	1,016.15	8.95	1.77
Class R-2 – assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class R-2E – actual return	1,000.00	1,017.63	7.54	1.49
Class R-2E – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-3 – actual return	1,000.00	1,018.59	6.73	1.33
Class R-3 – assumed 5% return	1,000.00	1,018.40	6.73	1.33
Class R-4 – actual return	1,000.00	1,020.11	5.22	1.03
Class R-4 – assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class R-5E – actual return	1,000.00	1,021.20	4.21	.83
Class R-5E – assumed 5% return	1,000.00	1,020.91	4.20	.83
Class R-5 – actual return	1,000.00	1,021.62	3.70	.73
Class R-5 – assumed 5% return	1,000.00	1,021.41	3.70	.73
Class R-6 – actual return	1,000.00	1,021.87	3.45	.68
Class R-6 – assumed 5% return	1,000.00	1,021.66	3.45	.68

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

SMALLCAP World Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2019:

Long-term capital gains	$2,505,521,000
Foreign taxes	$0.03 per share
Foreign source income	$0.37 per share

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

34	SMALLCAP World Fund

Approval of Investment Advisory and Service Agreement

SMALLCAP World Fund, Inc.’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the Fund’s assets are managed, including liquidity management), compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to provide long-term growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2019. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes and an average, including the MSCI All Country World Small Cap Index, Lipper Global Small-/Mid-Cap Funds Index and Lipper Global Small-/Mid-Cap Funds Average. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund compared favorably with the results of these indexes and average for all time periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Small-/Mid-Cap Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

SMALLCAP World Fund	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018 CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

36	SMALLCAP World Fund

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SMALLCAP World Fund	37

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SMALLCAP World Fund	39

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40	SMALLCAP World Fund

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SMALLCAP World Fund	41

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2008	Founder and President, MAD Ink (communications company) former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2000	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and Managing Director, Highgate LLC (consulting); former Senior Vice President, Pfizer	3	Pacira, Inc. (pharmaceuticals); Indivior PLC (pharmaceuticals)
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Christopher E. Stone, 1956	2007	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	6	None

42	SMALLCAP World Fund

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Brady L. Enright, 1967 Senior Vice President and Director	2004	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company; Director, The Capital Group Companies, Inc.	3	None
Anne-Marie Peterson, 1972 Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Julian N. Abdey, 1972 Co-President	2014	Partner — Capital International Investors, Capital Research and Management Company
Jonathan Knowles, PhD, 1961 Co-President	2000	Partner — Capital World Investors, Capital International, Inc.[7]
Gregory W. Wendt, 1961 Co-President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Noriko H. Chen, 1967 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]
Peter Eliot, 1971 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company
Bradford F. Freer, 1969 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Roz Hongsaranagon, 1979 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company

See page 44 for footnotes.

SMALLCAP World Fund	43

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Claudia P. Huntington, 1952 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company;
		Partner — Capital Research Global Investors, Capital Bank and Trust Company;[7] Director, The Capital Group Companies, Inc.[7]
Harold H. La, 1970 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Aidan O’Connell, 1968 Senior Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Dylan Yolles, 1969 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, except Roz Hongsaranagon, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

44	SMALLCAP World Fund

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete September 30, 2019, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

SCWF

Registrant:

a) Audit Fees:
2018	$143,000
2019	$20,000

b) Audit-Related Fees:
2018	$28,000
2019	$10,000

c) Tax Fees:
2018	$43,000
2019	$44,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,158,000
2019	$1,440,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$78,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,289,000 for fiscal year 2018 and $1,572,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®

Investment portfolio

September 30, 2019

Common stocks 91.11% Information technology 20.10%	Shares	Value (000)
RingCentral, Inc., Class A1	4,741,200	$595,778
MongoDB, Inc., Class A1,2	3,110,992	374,812
WiseTech Global Ltd.	13,804,451	323,590
Paycom Software, Inc.1	1,433,494	300,303
Alteryx, Inc., Class A1	2,747,200	295,132
Network International Holdings PLC1,3	34,351,542	225,968
DocuSign, Inc.1	3,621,737	224,258
Cree, Inc.1	4,484,130	219,722
SimCorp AS3	2,199,151	193,109
EPAM Systems, Inc.1	881,200	160,660
Square, Inc., Class A1	2,274,730	140,920
Ceridian HCM Holding Inc.1	2,851,343	140,771
Smartsheet Inc., Class A1	3,905,000	140,697
Net One Systems Co., Ltd.3	5,194,958	139,958
Yext, Inc.1,3	8,661,274	137,628
Netcompany Group AS, non-registered shares1,3	3,199,913	127,624
Elastic NV, non-registered shares1	1,529,230	125,917
Halma PLC	5,079,862	123,108
Alarm.Com Holdings, Inc.1,3	2,520,700	117,565
InterXion Holding NV, non-registered shares1	1,440,000	117,302
Carel Industries SpA3	7,820,849	115,760
Jenoptik AG3	4,561,200	113,051
Douzone Bizon Co., Ltd.3	2,015,058	110,174
Bechtle AG, non-registered shares	1,079,452	109,831
Euronet Worldwide, Inc.1	735,490	107,602
CANCOM SE, non-registered shares3	1,989,634	107,346
Bottomline Technologies, Inc.1,3	2,648,000	104,199
Vanguard International Semiconductor Corp.4	51,232,575	103,147
LiveRamp Holdings, Inc.1	2,352,780	101,075
Kingdee International Software Group Co. Ltd.2	93,262,093	98,287
SUNeVision Holdings Ltd.3	128,214,000	95,862
TeamViewer AG1	3,389,505	91,214
Qorvo, Inc.1	1,225,404	90,851
BE Semiconductor Industries, NV	2,852,400	89,321
Avalara, Inc.1	1,316,000	88,554
Avast PLC	17,193,000	82,022
MKS Instruments, Inc.	877,156	80,944
CDW Corp.	650,000	80,106
Inphi Corp.1	1,267,032	77,352
Fortnox AB3	4,550,903	76,372
SVMK Inc.1	4,324,130	73,943
Globant SA1	763,000	69,876
Appfolio, Inc., Class A1	713,277	67,861
Megaport Ltd.1,3	10,773,000	66,096
Kinaxis Inc.1	996,318	64,839
Nuance Communications, Inc.1	3,931,000	64,115
Viavi Solutions Inc.1	4,450,000	62,322

SMALLCAP World Fund — Page 1 of 18

Common stocks (continued) Information technology (continued)	Shares	Value (000)
MACOM Technology Solutions Holdings, Inc.1	2,855,525	$61,379
Sansan, Inc.1,2,3	1,596,800	60,328
Acacia Communications, Inc.1	889,000	58,141
Pegasystems Inc.	841,975	57,296
Okta, Inc., Class A1	581,800	57,284
Coupa Software Inc.1	425,320	55,109
Bravura Solutions Ltd.3	19,125,000	53,441
Anaplan, Inc.1	1,129,467	53,085
Sabre Corp.	2,320,882	51,976
HubSpot, Inc.1	341,600	51,790
RealPage, Inc.1	817,910	51,414
RAKUS Co., Ltd.2	2,967,130	46,020
Autodesk, Inc.1	310,000	45,787
Temenos AG	270,000	45,178
ASM Pacific Technology Ltd.	3,638,300	44,424
Endava PLC, Class A (ADR)1	1,165,798	44,125
eMemory Technology Inc.3,4	4,024,334	42,488
ALTEN SA, non-registered shares	353,000	40,322
Cognex Corp.	800,000	39,304
Hamamatsu Photonics KK	1,055,750	39,154
Atea ASA	3,030,728	38,977
Cardtronics PLC, Class A1	1,275,000	38,556
Silicon Laboratories Inc.1	341,000	37,970
Semtech Corp.1	774,000	37,624
Endurance International Group Holdings, Inc.1,3	9,707,399	36,403
Money Forward, Inc.1	1,059,052	35,065
Topcon Corp.	2,609,705	34,587
Maxlinear, Inc.1	1,500,000	33,570
Trimble Inc.1	840,000	32,600
SYNNEX Corp.	268,000	30,257
Dynatrace, Inc.1	1,600,000	29,872
Nemetschek SE	569,400	29,057
X-FAB Silicon Foundries SE1	6,452,730	28,836
Faraday Technology Corp.3,4	15,370,000	28,513
BlackLine, Inc.1	595,000	28,447
AAC Technologies Holdings Inc.	5,275,000	27,931
Disco Corp. (Japan)	143,900	27,230
Novanta Inc.1	314,500	25,701
AIXTRON SE1	2,434,518	24,837
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2	15,030,000	24,239
Nordic Semiconductor ASA1,2	4,245,000	23,797
Renishaw PLC	525,000	23,652
Accesso Technology Group PLC1,2,3	2,185,500	23,271
Cabot Microelectronics Corp.	164,400	23,215
Cloudflare, Inc., Class A1,2	1,225,400	22,756
Lumentum Holdings Inc.1	417,000	22,334
Fair Isaac Corp.1	71,900	21,823
Versum Materials, Inc.	410,000	21,701
Venustech Group Inc., Class A	4,797,208	21,491
oRo Co., Ltd.2	804,200	21,145
TravelSky Technology Ltd., Class H	9,960,000	20,688
Zendesk, Inc.1	273,000	19,896
Kingboard Holdings Ltd.	7,021,000	18,588
CDK Global, Inc.	373,000	17,938
Computer Services, Inc.	384,495	17,495

SMALLCAP World Fund — Page 2 of 18

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Veeco Instruments Inc.1	1,490,000	$17,403
Flex Ltd.1	1,659,500	17,367
Diebold Nixdorf, Inc.1	1,370,000	15,344
INFICON Holding AG	23,396	15,167
TTM Technologies, Inc.1	1,167,000	14,232
Medallia, Inc.1	467,400	12,821
Siltronic AG	165,000	12,535
TOTVS SA, ordinary nominative	897,500	12,472
Humanica PCL3	44,000,400	11,797
2U, Inc.1	665,500	10,834
EVERTEC, Inc.	321,200	10,028
Ping Identity Holding Corp.1	546,000	9,418
eCloudvalley Digital Technology Co., Ltd.4	1,340,000	9,199
PagerDuty, Inc.1,2	313,200	8,848
WANdisco PLC1,2	1,615,173	8,341
Double Standard Inc.	181,100	8,107
Everbridge, Inc.1	130,719	8,067
QAD Inc., Class A	168,558	7,784
TeamSpirit Inc.1,2	450,000	7,741
Zebra Technologies Corp., Class A1	36,300	7,491
StoneCo Ltd., Class A1	200,000	6,956
Tufin Software Technologies Ltd.1,2	364,208	5,995
Teradata Corp.1	192,700	5,974
Foursquare Labs, Inc., Series A1,4,5,6,7	1,970,385	5,891
II-VI, Inc.1	162,023	5,705
Nohmi Bosai Ltd.	169,100	3,226
Catcher Technology Co., Ltd.4	407,000	3,068
Talend SA (ADR)1	81,500	2,769
Tenable Holdings, Inc.1	113,000	2,529
AGTech Holdings Ltd.1	14,912,000	704
Datagroup SE	10,922	578
		8,833,442
Health care 16.97%
Insulet Corp.1,3	4,456,019	734,931
Notre Dame Intermédica Participações SA	24,624,949	321,521
Molina Healthcare, Inc.1	2,841,997	311,824
Allakos Inc.1,2,3	3,859,959	303,509
NovoCure Ltd.1	3,580,597	267,757
Haemonetics Corp.1	1,974,000	249,000
GW Pharmaceuticals PLC (ADR)1,3	1,915,345	220,322
CONMED Corp.3	2,258,462	217,151
Bluebird Bio, Inc.1	2,061,720	189,307
Natera, Inc.1,3	4,770,580	156,475
Integra LifeSciences Holdings Corp.1	2,589,805	155,570
Allogene Therapeutics, Inc.1,2	5,440,264	148,274
Amplifon SpA	5,551,000	136,132
Mani, Inc.	4,889,800	128,480
Centene Corp.1	2,918,878	126,271
Fisher & Paykel Healthcare Corp. Ltd.	11,321,435	122,648
DexCom, Inc.1	805,000	120,138
China Biologic Products Holdings, Inc.1	1,002,100	114,710
PRA Health Sciences, Inc.1	1,127,600	111,892
iRhythm Technologies, Inc.1,3	1,456,450	107,937
WellCare Health Plans, Inc.1	413,000	107,037

SMALLCAP World Fund — Page 3 of 18

Common stocks (continued) Health care (continued)	Shares	Value (000)
Fleury SA, ordinary nominative	13,693,000	$87,069
Nakanishi Inc.3	5,332,700	83,992
Ultragenyx Pharmaceutical Inc.1	1,933,070	82,697
Vitrolife AB	5,002,795	81,821
LivaNova PLC1	1,108,700	81,811
Exact Sciences Corp.1	890,000	80,429
Medacta Group SA1	983,500	80,312
NuVasive, Inc.1	1,166,000	73,901
Glaukos Corp.1	1,150,322	71,907
Hikma Pharmaceuticals PLC	2,641,100	71,442
Encompass Health Corp.	1,029,400	65,140
Galapagos NV1	418,239	63,729
Madrigal Pharmaceuticals, Inc.1,2	732,647	63,169
Sysmex Corp.	859,000	57,455
MorphoSys AG, non-registered shares1	510,875	56,295
Cortexyme, Inc.1,3,4,7	1,560,515	38,126
Cortexyme, Inc.1,2,3	512,157	12,768
Metropolis Healthcare Ltd.1,3	2,809,350	50,456
Agilon Health TopCo, Inc.1,4,5,6	118,513	50,379
Incyte Corp.1	640,000	47,507
CellaVision AB, non-registered shares3	1,221,000	47,319
Fagron NV	2,630,255	46,615
Corindus Vascular Robotics, Inc.1,3	10,872,716	46,535
Teladoc Health, Inc.1,2	687,000	46,524
Cansino Biologics Inc., Class H1,2,3	10,370,800	44,195
AnaptysBio, Inc.1	1,256,000	43,947
Wright Medical Group NV1	2,092,242	43,163
Hypera SA, ordinary nominative	5,275,783	42,575
Carl Zeiss Meditec AG, non-registered shares	368,406	42,002
Editas Medicine, Inc.1	1,760,000	40,022
Biohaven Pharmaceutical Holding Co. Ltd.1	953,000	39,759
Osstem Implant Co., Ltd.1,3	1,134,274	39,543
Gossamer Bio, Inc.1	2,262,851	37,993
Hutchison China MediTech Ltd. (ADR)1	2,062,007	36,786
Revenio Group Oyj, non-registered shares3	1,713,820	36,239
Penumbra, Inc.1,2	265,244	35,673
Divi’s Laboratories Ltd.	1,500,000	35,252
Genomma Lab Internacional, SAB de CV, Series B1	35,953,000	34,470
Flexion Therapeutics, Inc.1,2,3	2,510,700	34,409
Genmab A/S1	165,000	33,494
STAAR Surgical Co.1	1,263,700	32,578
CryoLife, Inc.1	1,125,904	30,568
Autolus Therapeutics PLC (ADR)1,2,3	2,377,718	29,531
Menicon Co., Ltd.	840,000	29,444
CompuGroup Medical SE	478,500	28,789
Cellectis SA (ADR)1,3	1,529,736	15,909
Cellectis SA, non-registered shares1,2,3	1,181,240	12,154
Avita Medical Ltd.1,2	70,000,000	27,875
Rubius Therapeutics, Inc.1	2,306,000	18,102
Rubius Therapeutics, Inc.1,2	1,172,792	9,207
WuXi Biologics (Cayman) Inc.1	2,672,000	27,273
Abcam PLC	1,900,000	26,749
Revance Therapeutics, Inc.1	2,010,000	26,130
OdontoPrev SA, ordinary nominative	6,306,500	24,528
BioMarin Pharmaceutical Inc.1	361,500	24,365

SMALLCAP World Fund — Page 4 of 18

Common stocks (continued) Health care (continued)	Shares	Value (000)
Acerta Pharma BV1,4,5,6	195,556,815	$23,897
Neurocrine Biosciences, Inc.1	258,000	23,248
Spark Therapeutics, Inc.1	238,020	23,083
Krka, dd, Novo mesto	335,262	22,802
Guardant Health, Inc.1	346,633	22,126
AddLife AB, Class B	824,745	21,616
Diplomat Pharmacy, Inc.1,3	4,334,441	21,239
Grifols, SA, Class B (ADR)	616,400	12,353
Grifols, SA, Class A, non-registered shares	270,000	7,957
WIN-Partners Co., Ltd.3	1,817,600	19,029
Health Catalyst, Inc.1	596,200	18,864
NuCana PLC (ADR)1,2,3	2,574,816	18,642
Adaptive Biotechnologies Corp.1,2	600,000	18,540
Global Blood Therapeutics, Inc.1	380,000	18,438
Addus HomeCare Corp.1	231,129	18,324
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,107,152	18,316
Xenon Pharmaceuticals Inc.1,3	2,019,226	18,193
Sosei Group Corp.1,2	786,600	17,627
Chemed Corp.	42,000	17,538
Ironwood Pharmaceuticals, Inc., Class A1	2,030,000	17,428
Dechra Pharmaceuticals PLC	491,000	16,711
Hugel, Inc.1	51,457	16,584
Hua Medicine1	17,799,000	15,942
Piramal Enterprises Ltd.	638,707	14,712
Intercept Pharmaceuticals, Inc.1,2	213,137	14,144
Clovis Oncology, Inc.1,2,3	3,562,000	13,999
Nevro Corp.1	160,000	13,755
Neuronetics, Inc.1,3	1,464,300	12,168
EM Systems Co., Ltd.2	603,800	11,325
Adaptimmune Therapeutics PLC (ADR)1,2,3	7,419,700	11,204
Unity Biotechnology, Inc.1,2	1,835,000	11,193
Alnylam Pharmaceuticals, Inc.1	137,700	11,074
Phreesia, Inc.1	400,000	9,696
Agios Pharmaceuticals, Inc.1,2	283,400	9,182
Deciphera Pharmaceuticals, Inc.1	270,000	9,164
Asahi Intecc Co., Ltd.	316,100	8,294
BioCryst Pharmaceuticals, Inc.1	2,840,000	8,137
Genfit SA (ADR)1,2	247,100	4,302
Genfit SA, non-registered shares1,2	231,273	3,708
10X Genomics, Inc., Class A1	150,000	7,560
Genus PLC	191,000	6,557
CRISPR Therapeutics AG1,2	138,000	5,657
Precision BioSciences, Inc.1	625,000	5,244
UDG Healthcare PLC	520,600	4,804
Shockwave Medical, Inc.1,2	150,000	4,489
Bausch Health Companies Inc.1	200,000	4,370
Paramount Bed Holdings Co., Ltd.	107,500	3,902
Neovasc Inc.1,3	577,857	2,219
		7,460,364
Industrials 15.15%
IMCD NV3	3,332,269	246,432
VARTA AG, non-registered shares1,3	2,493,496	245,960
MonotaRO Co., Ltd.	8,596,900	224,692
Nihon M&A Center Inc.	7,044,180	198,051

SMALLCAP World Fund — Page 5 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Spirax-Sarco Engineering PLC	2,028,028	$195,620
BELIMO Holding AG3	33,323	183,301
Rheinmetall AG	1,443,999	182,650
Aalberts NV, non-registered shares	4,109,100	162,846
NIBE Industrier AB, Class B	12,762,000	161,858
BWX Technologies, Inc.	2,723,350	155,803
Rexnord Corp.1,3	5,708,000	154,401
Aerojet Rocketdyne Holdings, Inc.1	2,958,046	149,411
IDEX Corp.	875,000	143,395
Marel hf., non-registered shares (ISK denominated)	30,060,697	137,383
Marel hf., non-registered shares (EUR denominated)1	1,166,667	5,341
Bravida Holding AB3	16,173,198	141,868
Harmonic Drive Systems Inc.2	3,215,500	139,772
I.M.A. Industria Macchine Automatiche SpA2	1,863,049	130,366
Meggitt PLC	16,366,734	127,786
Boyd Group Income Fund	951,051	126,034
Wizz Air Holdings PLC1	2,630,000	116,899
Diploma PLC3	5,676,000	116,060
Watsco, Inc.	680,000	115,042
TechnoPro Holdings, Inc.3	1,873,600	110,900
VAT Group AG	860,057	108,450
TransDigm Group Inc.	190,000	98,927
Nolato AB, Class B	1,728,342	92,263
Havells India Ltd.	8,926,000	90,471
Waste Connections, Inc.	840,000	77,280
Curtiss-Wright Corp.	587,500	76,005
Continental Building Products, Inc.1,3	2,780,700	75,885
International Container Terminal Services, Inc.	31,528,786	73,241
Tomra Systems ASA	2,660,900	71,073
Armstrong World Industries, Inc.	723,996	70,010
Masco Corp.	1,625,000	67,730
Oshkosh Corp.	887,207	67,250
Lifco AB, Class B	1,397,000	65,876
Graco Inc.	1,374,000	63,259
SiteOne Landscape Supply, Inc.1	851,700	63,043
ManpowerGroup Inc.	683,000	57,536
Matson, Inc.	1,529,000	57,353
Bingo Industries Ltd.2,3	37,574,800	56,048
Barrett Business Services, Inc.3	590,000	52,404
Guangzhou Baiyun International Airport Co. Ltd., Class A	16,519,892	51,954
Coor Service Management Holding AB3	5,878,630	50,879
Avon Rubber PLC3	2,481,863	50,717
HomeServe PLC	3,475,000	50,674
Spirit Airlines, Inc.1	1,382,000	50,167
ABM Industries Inc.	1,300,000	47,216
Air Lease Corp., Class A	1,089,700	45,571
Kratos Defense & Security Solutions, Inc.1	2,449,800	45,554
Tsubaki Nakashima Co., Ltd.3	2,920,100	43,670
Nabtesco Corp.	1,322,700	40,920
Instalco AB3	3,831,789	39,314
Grupo Aeroportuario del Pacífico, SAB de CV	4,049,929	38,972
Upwork Inc.1	2,796,036	37,201
Kingspan Group PLC	724,000	35,353
Middleby Corp.1	295,735	34,571
Trust Tech Inc.3	2,876,200	34,421

SMALLCAP World Fund — Page 6 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Greaves Cotton Ltd.3	16,200,000	$33,386
Granite Construction Inc.	1,027,000	32,997
Sweco AB, Class B, non-registered shares	1,152,924	32,746
Interpump Group SpA	988,000	31,229
The Brink’s Co.	365,800	30,343
CoStar Group, Inc.1	50,000	29,660
Rockwool International A/S, Class B	146,600	29,320
Imperial Logistics Ltd.	8,466,630	29,165
TKH Group NV, depository receipts	583,000	29,078
Daifuku Co., Ltd.	457,400	23,563
American Airlines Group Inc.	872,000	23,518
Centre Testing International Group Co., Ltd.	12,837,075	22,695
IAA, Inc.1	531,000	22,159
Stericycle, Inc.1	430,000	21,900
Mullen Group Ltd.2	3,015,000	19,867
easyJet PLC	1,318,300	18,641
Carborundum Universal Ltd.	4,365,000	18,509
Sunny Friend Environmental Technology Co., Ltd.4	2,115,000	18,476
Johnson Electric Holdings Ltd.	10,226,000	18,318
Alfen NV1,2,3	1,275,000	17,844
Generac Holdings Inc.1	220,000	17,235
King Slide Works Co., Ltd.4	1,490,000	16,936
PayPoint PLC	1,429,000	16,024
Seaspan Corp.2	1,500,000	15,945
JELD-WEN Holding, Inc.1	815,000	15,721
Befesa SA	430,000	15,373
XP Power Ltd.	515,000	15,261
BMC Stock Holdings, Inc.1	579,222	15,164
Cleanaway Waste Management Ltd.	11,102,998	14,613
Klingelnberg AG	441,000	13,654
Fluor Corp.	705,000	13,487
Grafton Group PLC, units	1,437,900	13,437
FTI Consulting, Inc.1	126,100	13,365
Altra Industrial Motion Corp.	481,080	13,323
Embraer SA, ordinary nominative	3,085,000	13,298
Avis Budget Group, Inc.1	462,000	13,056
PageGroup PLC	2,243,300	12,114
Addtech AB, Class B	463,259	12,047
Sakai Moving Service Co., Ltd.	202,200	11,594
NICE Information Service Co., Ltd.	1,044,123	11,479
Trex Co., Inc.1	125,000	11,366
Japan Elevator Service Holdings Co., Ltd.	416,400	10,806
Indutrade AB	360,000	10,093
JGC Holdings Corp.	752,500	9,834
Hertz Global Holdings Inc.1	671,857	9,298
Fluidra, SA, non-registered shares1	781,686	9,270
Troax Group AB	825,000	8,339
J. Kumar Infraprojects Ltd.3	4,450,500	8,142
Briggs & Stratton Corp.	1,331,000	8,066
Europcar Mobility Group SA2	1,414,157	7,846
Advanced Disposal Services, Inc.1	195,000	6,351
DKSH Holding AG	117,183	5,849
Takeuchi Mfg. Co., Ltd.	275,000	4,265
Prosegur Compañía de Seguridad, SA	1,038,326	4,047

SMALLCAP World Fund — Page 7 of 18

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	205,000	$3,995
Fjord1 ASA2	223,090	907
		6,658,143
Consumer discretionary 15.11%
Takeaway.com NV1	3,038,700	242,441
Floor & Decor Holdings, Inc., Class A1	4,297,800	219,832
Dollarama Inc.	6,015,000	215,339
Ocado Group PLC1	13,103,000	213,065
frontdoor, inc.1,3	4,379,000	212,688
ServiceMaster Global Holdings, Inc.1	3,459,000	193,358
Evolution Gaming Group AB	8,937,960	175,780
TopBuild Corp.1,3	1,783,600	171,993
Trainline PLC1,3	33,352,068	171,824
Helen of Troy Ltd.1	983,400	155,043
Five Below, Inc.1	1,124,402	141,787
Mattel, Inc.1,2	12,260,000	139,641
Wyndham Hotels & Resorts, Inc.	2,690,300	139,196
MercadoLibre, Inc.1	227,500	125,405
Pool Corp.	594,000	119,810
KB Home	3,492,873	118,758
Strategic Education, Inc.	864,000	117,400
Canada Goose Holdings Inc., subordinate voting shares (CAD denominated)1,2	1,901,900	83,621
Canada Goose Holdings Inc., subordinate voting shares1	667,100	29,333
Gentex Corp.	3,909,134	107,638
Ace Hardware Indonesia Tbk PT	855,750,000	106,705
GVC Holdings PLC	11,353,694	103,778
Jumbo SA	5,124,161	97,236
Melco International Development Ltd.	39,083,000	92,949
Luckin Coffee Inc., Class A (ADR)1,2,3	4,835,924	91,883
Grand Canyon Education, Inc.1	909,000	89,264
Domino’s Pizza Group PLC3	27,307,815	85,586
Moncler SpA	2,120,000	75,560
Endurance Technologies Ltd.	5,180,990	74,002
ASOS PLC1	2,380,023	72,457
Domino’s Pizza, Inc.	288,000	70,442
Cedar Fair, LP	1,206,000	70,382
Kontoor Brands, Inc.	1,910,000	67,041
Thor Industries, Inc.	1,170,000	66,269
International Game Technology PLC	4,458,712	63,358
zooplus AG, non-registered shares1,2,3	505,688	60,188
Lennar Corp., Class A	1,058,458	59,115
Lennar Corp., Class B	21,169	939
Nien Made Enterprise Co., Ltd.4	6,755,000	59,041
Hilton Grand Vacations Inc.1	1,817,322	58,154
B2W - Cia. Digital, ordinary nominative1	4,271,000	49,700
B2W - Cia. Digital, subscription receipts1	598,343	6,897
Tongcheng-Elong Holdings Ltd.1,2	36,600,000	56,224
Momo.com Inc.4	6,458,000	54,272
Vivo Energy PLC	34,311,408	52,734
Toll Brothers, Inc.	1,272,000	52,216
Brunello Cucinelli SpA	1,608,281	50,099
Freni Brembo SpA	5,087,000	49,568
TUI AG	4,105,156	47,739
Dine Brands Global, Inc.	615,599	46,699

SMALLCAP World Fund — Page 8 of 18

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
MGM China Holdings, Ltd.2	27,451,200	$42,800
Party City Holdco Inc.1,2,3	7,489,459	42,765
M.D.C. Holdings, Inc.	967,528	41,700
POYA International Co., Ltd.4	2,591,527	36,796
Map Aktif Adiperkasa Tbk PT1	97,276,000	35,635
Cie. Plastic Omnium SA	1,282,500	35,170
Delta Corp. Ltd.3	14,022,238	33,419
Cavco Industries, Inc.1	170,870	32,822
YETI Holdings, Inc.1,2	1,152,200	32,262
Revolve Group, Inc., Class A1,2	1,348,700	31,519
Shop Apotheke Europe NV, non-registered shares1,3	804,857	31,274
Six Flags Entertainment Corp.	600,000	30,474
Jumbo Interactive Ltd.2	1,853,590	30,264
Casio Computer Co., Ltd.2	1,950,000	30,208
Del Taco Restaurants, Inc.1,3	2,939,200	30,053
Kindred Group PLC (SDR)	4,915,159	28,710
China MeiDong Auto Holdings Ltd.	31,444,000	28,083
Century Communities, Inc.1	911,000	27,904
William Hill PLC	12,008,000	27,705
Shangri-La Asia Ltd.	26,258,000	26,802
D.R. Horton, Inc.	490,000	25,828
Signet Jewelers Ltd.2	1,500,000	25,140
Lands’ End, Inc.1,3	2,200,000	24,959
Winnebago Industries, Inc.	650,000	24,927
IDP Education Ltd.	2,365,000	24,854
Beazer Homes USA, Inc.1,3	1,659,813	24,731
Relaxo Footwears Ltd.	3,454,000	24,678
Etsy, Inc.1	435,000	24,577
Ollie’s Bargain Outlet Holdings, Inc.1	415,000	24,336
MIPS AB3	1,396,751	23,695
Bright Horizons Family Solutions Inc.1	155,000	23,637
AcadeMedia AB1	4,955,083	22,953
WH Smith PLC	935,000	22,843
Moneysupermarket.com Group PLC	4,755,500	22,126
Harley-Davidson, Inc.	592,000	21,294
Bloomin’ Brands, Inc.	1,121,000	21,221
Arco Platform Ltd., Class A1	404,332	20,496
Cyrela Brazil Realty SA, ordinary nominative	3,331,200	19,282
Afya Ltd.1,2	750,000	19,230
Aritzia Inc., subordinate voting shares1	1,510,000	19,136
Page Industries Ltd.	60,000	19,064
Hoteles City Express, SAB de CV1,3	22,037,148	19,018
Adtalem Global Education Inc.1	476,004	18,131
Viomi Technology Co., Ltd. (ADR)2	2,211,550	18,024
Thule Group AB	907,600	17,186
Cairn Homes PLC	13,905,000	16,883
Countryside Properties PLC	4,034,745	16,669
Graham Holdings Co., Class B	25,000	16,586
Paltac Corp.	333,500	16,286
Cooper Tire & Rubber Co.	616,000	16,090
Planet Fitness, Inc., Class A1	275,700	15,955
Gestamp Automocion SA, non-registered shares	3,350,000	15,628
Cuckoo Homesys Co., Ltd.	442,917	15,589
Melco Resorts & Entertainment Ltd. (ADR)	800,000	15,528
MakeMyTrip Ltd., non-registered shares1	637,600	14,467

SMALLCAP World Fund — Page 9 of 18

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Bygghemma Group First AB1,2	2,980,102	$14,380
Williams-Sonoma, Inc.	200,000	13,596
Ctrip.com International, Ltd. (ADR)1	464,000	13,591
Gourmet Master Co., Ltd.4	2,930,000	13,459
NAN LIU Enterprise Co., Ltd.4	2,910,000	13,219
Bloomberry Resorts Corp.	57,777,500	12,106
Cuckoo Holdings Co., Ltd.	118,210	11,563
GoCo Group PLC	10,673,700	10,565
Tile Shop Holdings, Inc.3	3,158,000	10,074
Everi Holdings Inc.1	1,100,000	9,306
Hostelworld Group PLC3	6,518,763	9,105
Mercari, Inc.1	355,038	8,816
Zhongsheng Group Holdings Ltd.	2,652,000	8,375
Tiffany & Co.	90,000	8,337
Samsonite International SA	3,765,260	7,975
Piaggio & C. SpA	2,650,000	7,839
TAKKT AG	500,500	6,634
Greggs PLC	256,500	6,591
Ryohin Keikaku Co., Ltd.	348,000	6,495
Varroc Engineering Ltd.	1,006,834	6,420
Victoria PLC1	985,000	5,922
Sabina PCL	6,000,000	5,640
Dustin Group AB	683,989	5,472
Despegar.com, Corp.1	471,209	5,334
DFS Furniture PLC	1,805,000	4,905
POLYTEC Holding AG, non-registered shares2	541,917	4,891
Nifco Inc.	200,900	4,796
Lojas Americanas SA, ordinary nominative	1,232,000	4,427
Chow Sang Sang Holdings International Ltd.	2,883,700	3,094
Westwing Group AG, non-registered shares1	952,000	2,253
BNN Technology PLC1,3,4,5	19,007,000	1,019
China Zenix Auto International Ltd. (ADR)1	2,152,000	968
		6,639,028
Financials 9.26%
Kotak Mahindra Bank Ltd.	18,292,040	424,451
RenaissanceRe Holdings Ltd.	1,058,600	204,786
Bajaj Finance Ltd.	3,257,000	185,949
Essent Group Ltd.	3,797,535	181,029
MarketAxess Holdings Inc.	431,800	141,415
Cannae Holdings, Inc.1,3	5,137,578	141,129
Ares Management Corp., Class A	5,145,906	137,962
SVB Financial Group1	606,500	126,728
HDFC Asset Management Co., Ltd.	3,072,618	121,472
First Republic Bank	1,141,825	110,415
Moelis & Co., Class A	3,324,700	109,216
IndusInd Bank Ltd.	5,319,533	103,852
AJ Bell PLC	20,354,700	103,487
Capitec Bank Holdings Ltd.	1,123,983	95,547
Webster Financial Corp.	1,816,175	85,124
Enstar Group Ltd.1	435,000	82,615
TMX Group Ltd.	933,100	80,530
CenterState Bank Corp.	3,232,733	77,537
Seacoast Banking Corp. of Florida1,3	3,031,901	76,737
IIFL Wealth Management Ltd.1,4	3,991,455	68,865

SMALLCAP World Fund — Page 10 of 18

Common stocks (continued) Financials (continued)	Shares	Value (000)
Trupanion, Inc.1,2,3	2,689,094	$68,357
Janus Henderson Group PLC	2,755,041	61,878
AssetMark Financial Holdings, Inc.1	2,250,000	58,613
Bolsa Mexicana de Valores, SAB de CV, Series A	28,206,645	53,043
Radian Group Inc.	2,314,700	52,868
City Union Bank Ltd.	16,627,727	51,301
Focus Financial Partners Inc., Class A1	2,136,069	50,838
AURELIUS Equity Opportunities SE & Co. KGaA, non-registered shares2	1,182,012	48,776
Close Brothers Group PLC	2,795,300	48,427
Euronext NV	564,033	46,138
Netwealth Group Ltd.2	6,845,000	42,089
NMI Holdings, Inc.1	1,513,000	39,731
The Bank of N.T. Butterfield & Son Ltd.	1,262,958	37,434
HUB24 Ltd.2,3	4,377,158	37,195
VZ Holding AG	124,000	37,024
White Mountains Insurance Group, Ltd.	33,000	35,640
Cholamandalam Investment and Finance Co., Ltd.	8,101,619	35,187
Legg Mason Partners Equity Fund	915,285	34,955
L&T Finance Holdings Ltd.	27,926,500	33,397
Waddell & Reed Financial, Inc., Class A	1,850,000	31,783
Umpqua Holdings Corp.	1,785,500	29,389
Sabre Insurance Group PLC	7,780,000	28,219
Uzabase, Inc.1	1,390,300	27,002
Türkiye Garanti Bankasi AS1	14,352,206	25,949
Transaction Capital Ltd.	17,681,547	25,860
Indian Energy Exchange Ltd.1	14,190,655	24,159
Boston Private Financial Holdings, Inc.	1,978,177	23,056
PRA Group, Inc.1	670,000	22,639
Hiscox Ltd.	1,072,800	21,896
Fanhua Inc. (ADR)2	809,075	21,546
TCS Group Holding PLC (GDR)	994,736	17,408
TCS Group Holding PLC (GDR)7	217,587	3,808
Texas Capital Bancshares, Inc.1	370,000	20,221
TISCO Financial Group PCL, foreign registered	5,947,900	19,933
Artisan Partners Asset Management Inc., Class A	705,000	19,909
Luther Burbank Corp.	1,750,000	19,828
MGIC Investment Corp.	1,509,039	18,984
Hilltop Holdings Inc.	750,000	17,918
Green Dot Corp., Class A1	640,228	16,166
EFG International AG	2,495,497	15,477
Greenhill & Co., Inc.3	1,169,700	15,346
Nova Ljubljanska banka dd (GDR)	1,253,700	14,840
Eurobank Ergasias SA1	13,580,118	13,144
Flow Traders NV, non-registered shares	484,026	12,672
First Hawaiian, Inc.	456,500	12,189
Cowen Inc., Class A1	640,000	9,850
PT Bank Tabungan Pensiunan Nasional Syariah Tbk1	17,250,600	4,010
Synovus Financial Corp.	105,500	3,773
YES Bank Ltd.	4,085,000	2,386
Noah Holdings Ltd., Class A (ADR)1	23,225	678
		4,071,775

SMALLCAP World Fund — Page 11 of 18

Common stocks (continued) Consumer staples 4.01%	Shares	Value (000)
Emmi AG3	317,072	$258,601
Raia Drogasil SA, ordinary nominative	7,661,392	176,666
Lion Corp.	4,761,000	93,833
Varun Beverages Ltd.	10,177,932	89,631
Simply Good Foods Co., Class A1	2,788,000	80,824
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A	12,939,976	76,914
Fresh Del Monte Produce Inc.	2,158,700	73,633
TCI Co., Ltd.3,4	6,635,058	66,608
Treasury Wine Estates Ltd.	4,840,000	60,664
C&C Group PLC	11,760,000	53,194
Grocery Outlet Holding Corp.1	1,416,700	49,131
Milbon Co., Ltd.	982,500	48,341
Chongqing Fuling Zhacai Group Co., Ltd., Class A	14,860,550	46,486
COSMOS Pharmaceutical Corp.	230,753	45,137
Freshpet, Inc.1	843,008	41,957
Primo Water Corp.1,3	3,123,557	38,357
Davide Campari-Milano SpA	4,200,000	37,950
Kotobuki Spirits Co., Ltd.	573,600	37,612
CCL Products (India) Ltd.3	10,642,173	35,935
Dis-Chem Pharmacies Ltd.2	23,600,846	35,062
AAK AB	1,641,900	31,832
Bakkafrost P/F	517,500	30,546
Masan Group Corp.1	6,993,490	23,662
BGFretail Co., Ltd.	130,233	21,449
PriceSmart, Inc.	300,000	21,330
Osotspa PCL, foreign registered	16,660,000	20,291
Emperador Inc.1	135,870,000	18,612
Kernel Holding SA	1,642,578	18,023
Hotel Chocolat Group PLC2	3,619,763	16,824
United Spirits Ltd.1	1,780,114	16,754
PT Nippon Indosari Corpindo Tbk	173,735,100	15,544
Avenue Supermarts Ltd.1	417,313	10,956
Beyond Meat, Inc.1,2	73,395	10,908
PZ Cussons PLC	4,096,400	10,199
Prataap Snacks Ltd.	687,300	8,899
Nomad Foods Ltd.1	400,000	8,200
Bid Corp. Ltd.	330,857	7,035
Century Pacific Food, Inc.	25,591,000	6,942
S Foods Inc.	215,200	5,935
Colgate-Palmolive (India) Ltd.	267,378	5,674
R.E.A. Holdings PLC1,3	2,162,000	4,094
Pola Orbis Holdings Inc.	117,900	2,638
		1,762,883
Communication services 3.36%
Iridium Communications Inc.1,3	6,801,932	144,745
Iridium Communications Inc.1,3,7	636,132	13,537
Altice Europe NV, Class A1	24,165,498	126,428
HUYA, Inc. (ADR)1,2	5,093,800	120,417
Nexstar Media Group, Inc.	1,075,000	109,983
Entertainment One Ltd.	15,581,500	108,436
Bandwidth Inc., Class A1	1,550,535	100,955
Vonage Holdings Corp.1	8,393,000	94,841
New York Times Co., Class A	2,616,100	74,507
YY Inc., Class A (ADR)1	1,027,000	57,748

SMALLCAP World Fund — Page 12 of 18

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Yandex NV, Class A1	1,530,000	$53,565
Megacable Holdings, SAB de CV, ordinary participation certificates	12,787,000	51,494
World Wrestling Entertainment, Inc., Class A2	672,000	47,813
RPA Holdings, Inc.1,2	2,713,500	42,588
Cable One, Inc.	25,321	31,770
Cogent Communications Holdings, Inc.	565,000	31,131
Kamakura Shinsho, Ltd.2,3	2,135,000	29,224
VGI Global Media PCL, foreign registered	81,538,000	26,260
ProSiebenSat.1 Media SE	1,799,000	24,785
Daily Mail and General Trust PLC, Class A, nonvoting shares	2,166,000	22,690
Yelp Inc.1	585,000	20,329
Lions Gate Entertainment Corp., Class B	1,020,000	8,915
Lions Gate Entertainment Corp., Class A2	916,000	8,473
DIP Corp.	707,300	17,165
CarGurus, Inc., Class A1	520,000	16,094
Zillow Group, Inc., Class C, nonvoting shares1	525,000	15,655
GCI Liberty, Inc., Class A1	232,600	14,437
Elang Mahkota Teknologi Tbk PT	34,046,200	13,072
Euskaltel, SA, non-registered shares	1,330,000	11,815
IMAX China Holding, Inc.	4,063,700	9,592
UUUM Co., Ltd.1,2	190,400	9,280
Catena Media PLC1	1,444,005	6,795
Modern Times Group MTG AB, Class B1	686,008	5,685
Zegona Communications PLC	3,300,304	3,916
Nordic Entertainment Group AB, Class B	138,057	3,265
		1,477,405
Materials 3.36%
Allegheny Technologies Inc.1,3	10,087,124	204,264
Valvoline Inc.	4,714,382	103,858
Royal Gold, Inc.	638,000	78,608
Lundin Mining Corp.	14,079,000	66,205
Kansai Paint Co., Ltd.	2,788,000	64,746
Taiyo Nippon Sanso Corp.	2,945,700	59,473
UPL Ltd.	6,841,828	58,307
Chr. Hansen Holding A/S	622,000	52,793
Ingevity Corp.1	564,100	47,858
United States Steel Corp.2	3,873,000	44,733
Stella-Jones Inc.	1,491,184	43,570
Cleveland-Cliffs Inc.2	5,750,000	41,515
Loma Negra Compania Industrial Argentina SA (ADR)1,3	7,110,500	40,885
CCL Industries Inc., Class B, nonvoting shares	1,008,100	40,663
SIG Combibloc Group AG	2,600,000	34,648
ACC Ltd.	1,506,050	34,175
JCU Corp.3	1,687,000	33,951
Navin Fluorine International Ltd.3	3,202,000	33,148
LANXESS AG	453,040	27,652
Steel Dynamics, Inc.	877,000	26,135
PI Industries Ltd.	1,362,000	25,120
Gulf Oil Lubricants India Ltd.	2,038,914	24,814
Symrise AG	227,500	22,108
Vidrala, SA, non-registered shares	252,913	21,198
Alcoa Corp.1	910,000	18,264
Croda International PLC	303,595	18,142
James Hardie Industries PLC (CDI)	1,075,000	18,038

SMALLCAP World Fund — Page 13 of 18

Common stocks (continued) Materials (continued)	Shares	Value (000)
Arkema SA	182,500	$17,011
Ramco Cements Ltd.	1,396,000	14,811
Aarti Industries Ltd.	1,287,600	14,548
Berger Paints India Ltd.	2,213,816	13,582
Labrador Iron Ore Royalty Corp.2	681,000	12,660
China BlueChemical Ltd., Class H	48,476,000	11,690
Vinati Organics Ltd.	377,146	11,439
Aluflexpack AG1	505,116	10,932
Indorama Ventures PCL, foreign registered	10,114,000	10,747
Wienerberger AG	425,700	10,366
Excelsior Mining Corp.1,2,3	12,868,000	10,198
Sirius Minerals PLC1,2	196,282,195	9,615
Nevada Copper Corp.1,3	47,090,000	8,175
Sandstorm Gold Ltd.1	1,361,300	7,678
Mayur Uniquoters Ltd.3	2,402,934	7,192
Ardagh Group SA, Class A	450,000	7,056
Gerdau SA (ADR)2	2,011,500	6,336
Essel Propack Ltd.	2,352,577	3,924
Venator Materials PLC1	1,450,000	3,538
Aarti Surfactants Ltd.1,4,5	64,380	624
		1,476,993
Real estate 1.82%
Embassy Office Parks REIT	22,225,200	125,927
WHA Corp. PCL3	751,320,200	116,929
Altus Group Ltd.3	3,014,100	90,888
MGM Growth Properties LLC REIT, Class A	2,340,000	70,317
Relo Group, Inc.	2,328,500	57,026
Two Harbors Investment Corp. REIT	4,187,000	54,975
Redwood Trust, Inc. REIT	2,562,000	42,043
DoubleDragon Properties Corp.1	87,061,100	34,267
Gaming and Leisure Properties, Inc. REIT	800,000	30,592
Hibernia REIT PLC	16,260,000	26,052
Metrovacesa, SA, non-registered shares	2,613,000	25,177
Concentradora Fibra Danhos, SA de CV REIT	17,511,980	24,377
OUTFRONT Media Inc. REIT	860,153	23,895
Cousins Properties Inc. REIT	475,532	17,875
K. Wah International Holdings Ltd.	30,270,028	15,989
Foxtons Group PLC1,3	17,881,785	10,993
São Carlos Empreendimentos e Participações S.A	890,500	7,778
BR Malls Participacoes SA, ordinary nominative	2,173,500	7,538
China Overseas Property Holdings Ltd.	14,969,000	7,391
Instone Real Estate Group AG, non-registered shares1	237,771	4,955
Morguard Corp.	23,400	3,647
Soundwill Holdings Ltd.	629,000	777
		799,408
Energy 1.65%
Diamondback Energy, Inc.	947,000	85,145
Cactus, Inc., Class A1	2,895,699	83,801
Saipem SpA, Class S1	16,085,000	72,792
WorleyParsons Ltd.	5,701,172	50,063
Petronet LNG Ltd.	12,920,000	47,382
Magnolia Oil & Gas Corp., Class A1,7	4,000,000	44,400
Whitecap Resources Inc.2	9,950,400	34,549

SMALLCAP World Fund — Page 14 of 18

Common stocks (continued) Energy (continued)	Shares	Value (000)
Rattler Midstream LP1	1,861,667	$33,175
SM Energy Co.	3,246,000	31,454
New Fortress Energy LLC, Class A1	1,666,981	30,056
NuVista Energy Ltd.1,3	15,965,000	29,885
Parsley Energy, Inc., Class A	1,707,200	28,681
Keyera Corp.2	952,400	23,126
Venture Global LNG, Inc., Series C1,4,5,6,7	4,240	22,048
Equitrans Midstream Corp.	1,125,800	16,380
Solaris Oilfield Infrastructure, Inc., Class A	1,175,000	15,768
Nine Energy Service, Inc.1,3	2,453,000	15,135
Savannah Petroleum PLC1,3	52,160,179	14,751
Oil & Gas Development Co. Ltd.	11,757,849	9,254
Concho Resources Inc.	128,000	8,691
Altus Midstream Co., Class A1,2	3,000,000	8,490
Centennial Resource Development, Inc., Class A1	1,512,200	6,828
China Oilfield Services Ltd., Class H	5,156,000	6,164
Cosan Ltd., Class A1	361,000	5,379
Extraction Oil & Gas, Inc.1,2	410,000	1,205
Victoria Oil & Gas PLC1	4,812,258	509
		725,111
Utilities 0.32%
Neoenergia SA	20,443,000	101,208
ENN Energy Holdings Ltd.	3,825,000	39,579
Mytrah Energy Ltd.1,3,4,5	10,418,000	128
		140,915
Total common stocks (cost: $28,780,508,000)		40,045,467
Preferred securities 0.56% Industrials 0.21%
Azul SA, preferred shares (ADR)1	2,284,540	81,832
Azul SA, preferred shares1	771,000	9,224
		91,056
Health care 0.16%
Sartorius AG, nonvoting preferred, non-registered shares	395,000	72,071
Consumer discretionary 0.15%
Made.com Design Ltd., Series C-4, preferred shares1,3,4,5,6	2,067,967	39,793
Coursera, Inc., Series E, 8.00% noncumulative preferred shares1,4,5,6	2,083,333	23,729
		63,522
Information technology 0.04%
Gitlab Inc., Series E, preferred shares1,4,5,6	1,044,048	19,450
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%, preferred shares3	96,000	85
Total preferred securities (cost: $147,103,000)		246,184

SMALLCAP World Fund — Page 15 of 18

Rights & warrants 0.00% Communication services 0.00%	Shares	Value (000)
VGI Global Media PCL FR W2, warrants, expire 20221	16,307,600	$1,040
Information technology 0.00%
Foursquare Labs, Inc., warrants, expire 20331,4,5,6	1,163,990	628
Total rights & warrants (cost: $0)		1,668
Convertible stocks 0.18% Communication services 0.07%
Nextdoor Inc., Series H4,5,6	1,512,513	30,833
Information technology 0.06%
RealSelf, Inc., Series C, convertible preferred1,3,4,5,6	3,468,862	24,317
Health care 0.05%
Proteus Digital Health, Inc., Series G, 6.50% noncumulative convertible preferred4,5,6	3,044,139	24,049
Total convertible stocks (cost: $89,833,000)		79,199
Convertible bonds 0.02% Energy 0.02%	Principal amount (000)
Weatherford International PLC, convertible notes, 5.875% 20218	$30,000	10,575
Total convertible bonds (cost: $16,126,000)		10,575
Bonds, notes & other debt instruments 0.03% Corporate bonds & notes 0.03% Energy 0.03%
Weatherford International LLC 9.875% 20258	9,000	3,150
Weatherford International LLC 6.80% 20378	2,000	715
Weatherford International PLC 5.125% 20208	2,776	972
Weatherford International PLC 4.50% 20228	6,224	2,178
Weatherford International PLC 6.50% 20368	1,000	350
Weatherford International PLC 6.75% 20408	6,000	2,115
Weatherford International PLC 5.95% 20428	8,000	2,820
		12,300
Total corporate bonds & notes		12,300
Total bonds, notes & other debt instruments (cost: $17,846,000)		12,300
Short-term securities 9.34% Money market investments 7.30%	Shares
Capital Group Central Cash Fund 2.07%9	27,158,505	2,715,579
Goldman Sachs Financial Square Government Fund 1.84%9,10	250,000,000	250,000
Blackrock FedFund 1.86%9,10	200,000,000	200,000
Fidelity Institutional Money Market Funds - Government Portfolio 1.86%9,10	15,000,000	15,000

SMALLCAP World Fund — Page 16 of 18

Short-term securities (continued) Money market investments (continued)	Shares	Value (000)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 1.85%9,10	15,000,000	$15,000
Invesco - Short-term Investments Trust - Government & Agency Portfolio 1.83%9,10	13,087,608	13,088
		3,208,667
Other short-term securities 2.04%	Principal amount (000)
Oversea-Chinese Banking Corp. Ltd. 2.06%–2.06% due 10/10/2019–10/11/20197	$200,000	199,884
Québec (Province of) 2.00% due 12/11/20197	200,000	199,219
Sumitomo Mitsui Banking Corp. 1.97% due 10/10/20197	100,000	99,944
Toronto-Dominion Bank 1.99% due 10/16/20197	200,000	199,824
United Overseas Bank Ltd. 2.09%–2.09% due 11/12/2019–11/13/20197	200,000	199,510
		898,381
Total short-term securities (cost: $4,107,056,000)		4,107,048
Total investment securities 101.24% (cost: $33,158,472,000)		44,502,441
Other assets less liabilities (1.24)%		(547,042)
Net assets 100.00%		$43,955,399

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	All or a portion of this security was on loan. The total value of all such securities was $902,919,000, which represented 2.05% of the net assets of the fund.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $838,998,000, which represented 1.91% of the net assets of the fund.
5	Value determined using significant unobservable inputs.
6	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
7	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,026,191,000, which represented 2.33% of the net assets of the fund.
8	Scheduled interest and/or principal payment was not received.
9	Rate represents the seven-day yield at 9/30/2019.
10	Security purchased with cash collateral from securities on loan.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Agilon Health TopCo, Inc.	1/4/2019	$44,817	$50,379.12%
Made.com Design Ltd., Series C-4, preferred shares	3/2/2018	41,328	39,793.09
Nextdoor Inc., Series H	5/8/2019	30,833	30,833.07
RealSelf, Inc., Series C, convertible preferred	4/18/2018	19,000	24,317.06
Proteus Digital Health, Inc., Series G, 6.50% noncumulative convertible preferred	5/6/2014-7/23/2014	40,000	24,049.06
Acerta Pharma BV	5/7/2014	11,250	23,897.05
Coursera, Inc., Series E, 8.00% noncumulative preferred shares	4/23/2019	25,000	23,729.05
Venture Global LNG, Inc., Series C	5/1/2015	12,720	22,048.05
Gitlab Inc., Series E, preferred	9/11/2019	19,450	19,450.04
Foursquare Labs, Inc., Series A	12/3/2013	20,000	5,891.01
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	628.00
Total private placement securities		$ 264,398	$ 265,014.60%

SMALLCAP World Fund — Page 17 of 18

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GDR = Global Depositary Receipts
ISK = Icelandic kronor
SDR = Swedish Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-035-1119O-S73112	SMALLCAP World Fund — Page 18 of 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of SMALLCAP World Fund, Inc. (the “Fund”), as of September 30, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 7, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By __/s/ Paul F. Roye________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Paul F. Roye_____________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 29, 2019

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: November 29, 2019